Exhibit 99.1

Execution Copy

INDENTURE

Dated as of March 4, 2005

among

Net Lease Funding 2005, LP,

as Issuer,

MBIA Insurance Corporation,

as Insurer,

and

Wells Fargo Bank, N.A.

as Indenture Trustee

$275,000,000

Net Lease Funding 2005, LP

Triple Net Lease Mortgage Notes, Series 2005

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Section 12.15	Benefits of Indenture.	82
Section 12.16	Trust Obligation.	83
Section 12.17	Inspection.	83
Section 12.18	Method of Payment.	83
Section 12.19	Limitation on Liability of the Issuer.	83

Exhibits

Exhibit A-1	Form of Restricted Global Triple Net Lease Mortgage Note

Exhibit A-2	Form of Regulation S Global Triple Net Lease Mortgage Note

Exhibit A-3	Form of Definitive Global Triple Net Lease Mortgage Note

Exhibit B	Form of Trustee Report

Exhibit C-1	Form of Transferor Certificate for Transfers of Definitive Notes

Exhibit C-2	Form of Transferee Certificate for Transfers of Definitive Notes

Exhibit D-1	Transfer Certificate for Transfers From Regulation S Global Note to Restricted Global Note

Exhibit D-2	Form of Transfer Certificate for Transfer from Restricted Global Note to Regulation S Global Note During the Restricted Period

Exhibit D-3	Form of Transfer Certificate for Transfer from Restricted Global Note to Regulation S Global Note After the Restricted Period

Exhibit D-4	Form of Regulation S Letter for Exchange of Interests in the Temporary Regulation S Global Note for Interests in the Permanent Regulation S Global Note

Exhibit E-1	Schedule of Exceptions to Lease File Delivery

Exhibit E-2	Form of Final Certification of Indenture Trustee

Exhibit F-1	Form of Certificate with Respect to Information Request by Beneficial Owner

Exhibit F-2	Form of Certificate with Respect to Information Request by Prospective Purchaser

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INDENTURE, dated as of March 4, 2005, among Net Lease Funding 2005, LP, a Delaware limited partnership, as issuer (the “Issuer”), MBIA Insurance Corporation, a New York financial guaranty insurance company, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., a national banking association, not in its individual capacity, but solely as Indenture Trustee (the “Indenture Trustee”) under this Indenture.

PRELIMINARY STATEMENT

The Issuer has duly authorized the execution and delivery of this Indenture to provide Triple Net Lease Mortgage Notes, Series 2005, in two classes designated as the Class A-1 Notes and the Class A-2 Notes (collectively, the “Notes”), to be issued pursuant to this Indenture.

All things necessary to make the Notes, when the Notes are executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to make this Indenture a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Indenture Trustee, the Noteholders and the Insurer, effective as of the Closing Date, all of the Issuer’s right, title and interest in and to (i) the Mortgaged Properties, (ii) each of the Leases with respect to such Mortgaged Properties and all payments required thereunder on and after the Cut-off Date, (iii) all of the Issuer’s right, title and interest in all fixtures and reserves and escrows, if any, related to the Mortgaged Properties, (iv) any guarantees of and security for the Tenants’ obligations under such Leases, including any security deposits thereunder, (v) all of the Issuer’s rights under the Performance Undertaking and the Environmental Indemnity Agreement, (vi) all of the Issuer’s rights (but none of its obligations) under the Sale and Contribution Agreement, (vii) the Collection Account, the Lease Security Deposit Account, the Insurance Policy Proceeds Account, the Property Proceeds Retention Account, the Lockbox Accounts, the Payment Account and any other accounts established under this Indenture and the Limited Partnership Agreement for purposes of making payments to the holders of the Notes and the Insurer and making distributions to the holders of the Limited Partnership Interests, and all funds and Permitted Investments as may from time to time be deposited therein, (viii) all present and future claims, demands and causes in action in respect of the foregoing, and (ix) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing (collectively, and together with any interests in the Mortgaged Properties, Leases and related property and rights Granted to the Indenture Trustee pursuant to the Mortgages, the “Collateral“).

The foregoing Grants are made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and of all amounts owing to the Insurer under the Insurance Agreement and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

GENERAL COVENANT

AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered by the Indenture Trustee, that the Collateral is to be held by or on behalf of the Indenture Trustee and that monies in or from the Collateral are to be applied by the Indenture Trustee for the benefit of the Noteholders and the Insurer, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Noteholder and for the benefit of the Insurer, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

Section 1.01 Definitions.

Whenever used in this Indenture, including in the Preliminary Statement, the Granting Clause and the General Covenant hereinabove set forth, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1.01 or, if not specified in this Section 1.01, then in the Property Management Agreement or the Limited Partnership Agreement.

“1933 Act”: The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

“1939 Act”: The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

“1940 Act”: The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

“Account Control Agreement”: An agreement with respect to a deposit account or a securities account, in form and substance satisfactory to the Insurer and the Indenture Trustee, pursuant to which the institution at which such account is maintained agrees to follow the instructions or entitlement orders, as the case may be, of the Indenture Trustee with respect thereto without further consent by the Issuer.

“Accrual Period”: With respect to any Payment Date, the period commencing on the 27th day of the month immediately preceding the month in which such Payment Date occurs and ending on the 26th day of the month in which such Payment Date occurs; provided, that with respect to the initial Payment Date, the applicable Accrual Period shall begin on the Closing Date.

“Accrued Liabilities”: With respect to any Payment Date, the sum of the Insurer Accrued Liabilities, the Insurance Premium and Other Accrued Liabilities for such Payment Date.

“Act”: As defined in Section 12.05.

“Additional Servicing Compensation”: As defined in the Property Management Agreement.

“Affiliate”: With respect to any specified Person, for purposes of this Indenture only, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Aggregate Note Principal Balance”: On any date of determination, the aggregate of the Note Principal Balances of all Outstanding Notes on such date.

“Allocated Loan Amount”: (A) For any Mortgaged Property at any time, the product of (i) the Appraised Value of such Mortgaged Property, multiplied by (ii) a fraction, the numerator of which is the Aggregate Note Principal Balance at such time and the denominator of which is the aggregate Appraised Value of all Mortgaged Properties; and (B) for any Lease at any time, the product of (i) the portion of the Appraised Value of the related Mortgaged Property allocated to such Lease at such time as set forth in the appraisal of such Mortgaged Property, multiplied by (ii) a fraction, the numerator of which is the Aggregate Note Principal Balance at such time and the denominator of which is the aggregate Appraised Value of all Mortgaged Properties.

“Amortization Determination Date”: (i) Any Payment Date on which any Unscheduled Proceeds were included in the Available Amount and any portion thereof was paid as a reduction of the Note Principal Balance of any Note, (ii) any Payment Date which is the first Payment Date to occur on which no Early Amortization Event has occurred and is continuing following any Payment Date on which an Early Amortization Event had occurred and was continuing, or (iii) if there has occurred no Payment Date as described in clauses (i) or (ii) above, the Closing Date.

“Amortization Payment Amount”: At any time, as of the most recent Amortization Determination Date, an amount determined by amortizing the Aggregate Note Principal Balance as of such Amortization Determination Date (after giving effect to all payments of the Note Principal Balances of all Notes on such date) on a constant-pay basis assuming an interest rate equal to the weighted average of the Note Rates as of such Amortization Determination Date and monthly payments over the period from such Amortization Determination Date through February, 2025.

“Applicable Laws”: As defined in Section 10.03(a).

“Appraised Value”: As defined in the Property Management Agreement.

“Authenticating Agent”: As defined in Section 2.02(b).

“Authorized Officer”: With respect to the Issuer or the Issuer GP, any person who is authorized to act for the Issuer or the Issuer GP, as applicable, and who is identified on the list delivered by the Issuer or the Issuer GP, as applicable, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to the Insurer, the president, any vice president, or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers.

“Available Amount”: As defined in the Property Management Agreement.

“Average Cashflow Coverage Ratio”: As of any date of determination, the average of the Cashflow Coverage Ratios for the Determination Dates for the Collection Period most recently ended and each of the two Collection Periods immediately preceding such Collection Period; provided, however, that until the occurrence of the third Determination Date after the Closing Date, the Average Cashflow Coverage Ratio shall be the average of the Cashflow Coverage Ratios for the Determination Dates for all Collection Periods ended since the Closing Date.

“Avoided Payment”: As defined in the Insurance Policy.

“Book-Entry Note”: Any Note registered in the name of the Depository or its nominee.

“Book-Entry Custodian”: Initially, the Indenture Trustee and thereafter, such other bank or trust company as the Indenture Trustee shall appoint pursuant to Section 2.06(a).

“Bridge Financing”: The financing provided to the Issuer prior to the Closing Date pursuant to that certain Credit Agreement dated as of February 25, 2005, by and among the Issuer, as borrower, the Lenders (as defined therein), Bank of America, N.A., as administrative agent for the Lenders, and Banc of America Securities LLC, as sole lead arranger and sole book manager.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in New York, New York, Minneapolis, Minnesota, Columbia, Maryland, Orlando, Florida, or in any other city in which is located the primary servicing office of the Property Manager or the Special Servicer, the Indenture Trustee’s Office or the Issuer’s Office.

“Cash”: Coin or currency of the United States or immediately available federal funds, including such funds delivered by wire transfer.

“Cashflow Coverage Ratio”: With respect to any Determination Date, the ratio, expressed as a fraction, the numerator of which is the sum of the Monthly Lease Payments received by the Issuer during the Collection Period ending on such Determination Date, and the denominator of which is the Total Debt Service for such Determination Date.

“CFS”: CNL Financial Services, LP, a Delaware limited partnership.

“Class”: Collectively, all of the Notes bearing the same alphabetical and, if applicable, numerical class designation.

“Class A Note”: Any Class A-1 Note or Class A-2 Note.

“Class A-1 Note”: Any of the Notes with a “Class A-1” designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-1, A-2 or A-3 attached hereto.

“Class A-2 Note”: Any of the Notes with a “Class A-2” designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-1, A-2 or A-3 attached hereto.

“Class Principal Balance”: With respect to any Class of Notes and any date of determination, the amount stated for such Class in the column “Initial Class Principal Balance” in Section 2.04(a), reduced by any payments of principal actually made on such Class of Notes on all previous Payment Dates.

“Closing Date”: March 4, 2005.

“CNL”: CNL APF Partners, LP, a Delaware limited partnership.

“Code”: The Internal Revenue Code of 1986, as amended.

“Collateral”: As defined in the Granting Clause hereto.

“Collateral Adviser”: As defined in the Property Management Agreement.

“Collection Account”: As defined in the Property Management Agreement.

“Collection Account Agreement”: The Deposit Account Control Agreement (With Future Notification), dated as of March 4, 2005, among the Issuer, CFS, the Indenture Trustee and Wachovia Bank, National Association.

“Collection Period”: With respect to any Payment Date, the period commencing immediately after the Determination Date in the month preceding the month in which such Payment Date occurs (or, in the case of the initial Payment Date, commencing on the Cut-off Date) and ending with the Determination Date related to such Payment Date.

“Condemnation Proceeds”: As defined in the Property Management Agreement.

“Control Person”: With respect to any Person, any other Person that constitutes a “controlling person” within the meaning of Section 15 of the 1933 Act.

“Controlling Party”: So long as no Insurer Default has occurred and is continuing, the Insurer; and at any time when an Insurer Default has occurred and is continuing, Noteholders representing more than 50% of the Aggregate Note Principal Balance, voting as a single class.

“Corrected Lease”: As defined in the Property Management Agreement.

“Cut-off Date”: March 1, 2005.

“Defaulted Interest”: Any Note Interest that is due and payable on a Note, but is not punctually paid in accordance with this Indenture on a Payment Date.

“Defaulted Lease“: A Lease (a) that the Issuer or Property Manager has declared to be in default; (b) the Tenant with respect to which is in a bankruptcy proceeding, or (c) with respect to which a Monthly Lease Payment is overdue for more than 90 consecutive days (without taking into account (i) any extension of the Due Date for any such Monthly Lease Payment or (ii) the required giving of notices under such Lease).

“Deficiency”: As defined in Section 2.15(a).

“Definitive Note”: As defined in Section 2.06(a).

“Delinquent Lease“: A Lease (a) as to which a Monthly Lease Payment was not received within 30 days of the date on which such payment was due without giving effect to any applicable grace period and (b) that is not a Defaulted Lease.

“Depository”: The Depository Trust Company or any successor depository hereafter named as contemplated by Section 4.04(c). The nominee of the initial Depository for purposes of registering such Notes that are Book-Entry Notes, is Cede & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(4) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

“Depository Participant”: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”: With respect to any Payment Date, the 20th day of the month in which such Payment Date occurs or, if the 20th day of such month is not a Business Day, the Business Day immediately succeeding such 20th day.

“Due Date”: With respect to a Lease, the day of each calendar month on which the Monthly Lease Payment with respect thereto is due.

“Early Amortization Event”: An Early Amortization Event will occur (a) as of any date if the then current Average Cashflow Coverage Ratio is less than 1.25; provided, however, that following the occurrence of an Early Amortization Event described in this clause (a), if during any period of determination, the Cashflow Coverage Ratio exceeds the applicable minimum established for such period for three consecutive months, such Early Amortization Event will be deemed to have been cured and no longer continuing, (b) if an Event of Default resulting from the failure of the Issuer to make any payment of principal on any Note as and when required pursuant to the terms hereof, after giving effect to any grace period applicable to such payment, shall have occurred and shall not have been cured or waived in accordance with the terms hereof, or (c) if the Issuer fails to provide to the Insurer, no later than six months prior to the Scheduled Final Payment Date, a Refinance Commitment Letter (in which case the Insurer will have the right to appoint a Collateral Adviser).

“Eligible Account”: Any of (i) a segregated account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution’s parent holding company) are rated “A” or better by each Rating Agency other than S&P, and “AA-” or better by S&P, if the deposits are to be held in the account for more than 30 days, or the short-term deposit or short-term unsecured debt obligations of which (or of such institution’s parent holding company) are rated “P-1” by Moody’s and “A-1” by S&P if the deposits are to be held in the account for 30 days or less, in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. § 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Rating Agencies (as evidenced by Rating Agency Confirmations). Eligible Accounts may bear interest.

“Environmental Indemnity Agreement”: The Environmental Indemnity Agreement dated as of February 25, 2005 and executed by each of the Originators and CFS in favor of the Issuer and the other beneficiaries thereunder.

“Environmental Law”: As defined in Section 10.07.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“Event of Default”: As defined in Section 4.01.

“Excess Cash Flow”: Consists of Percentage Rent and Purchase Premium received during the related Collection Period.

“Extraordinary Expenses”: Unanticipated expenses required to be borne by the Issuer, that consist of, among other things: (i) amounts to be paid to the Indenture Trustee for the transfer of Lease Files and other administrative expenses incurred in connection with the transfer of Mortgaged Properties by the Issuer; (ii) payments to the Property Manager, the Special Servicer, the Issuer, the Indenture Trustee or any of their respective directors, officers, employees, agents and Control Persons of amounts for legal expenses and liability resulting from legal actions as specified in this Indenture (including Section 5.04(a)(2)), the Notes, the Property Management Agreement, the Limited Partnership Agreement or any other agreement related thereto; (iii) any Lewis/Sutter Litigation Expenses; (iv) payments for the advice of counsel and the cost of Opinions of Counsel; (v) amounts in respect of environmental remediation and indemnities that the applicable Originator, CFS and/or CNL is obligated to pay but fails to pay under the Environmental Indemnity Agreement and the Performance Undertaking, as applicable; and (vi) amounts to be paid to the Insurer Collateral Adviser in respect of compensation.

“FDIC”: Federal Deposit Insurance Corporation or any successor.

“Final Payment Date”: For any Note, the Payment Date on which the final payment on such Note is made hereunder by reason of all principal, interest and other amounts due and payable on such Note having been paid.

“Foreclosure Proceeding”: Any proceeding, non-judicial sale or power of sale or other proceeding (judicial or non-judicial) for the foreclosure, sale or assignment of any Mortgaged Property or Lease or any other Collateral under any Mortgage.

“GAAP”: Such accounting principles as are generally accepted in the United States.

“Grant”: To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Guaranty”: As defined in the Property Management Agreement.

“Hazardous Materials”: As defined in Section 10.07.

“Indenture”: This instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Indenture Trustee”: Wells Fargo Bank, N.A., a national banking association, in its capacity as trustee under this Indenture, or its successor in interest, or any successor trustee appointed as provided in this Indenture.

“Indenture Trustee Fee”: A monthly fee with respect to each Mortgaged Property and Lease payable as provided in the Property Management Agreement.

“Indenture Trustee’s Office”: The corporate trust office of the Indenture Trustee at which at any particular time its mortgage-backed securities trust business with respect to this Indenture shall be administered, which office at the date of the execution of this Indenture is located at, with respect to Note transfers and surrenders, at Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479-0113 and, for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, or at such other address as the Indenture Trustee or Note Registrar may designate from time to time.

“Independent”: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Indenture Trustee, the Issuer, and the Issuer GP, and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Indenture Trustee, the Issuer or any Affiliate thereof, and (iii) is not connected with the Indenture Trustee, the Issuer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Indenture Trustee or the Issuer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Indenture Trustee, the Issuer or any Affiliate thereof, as the case may be. The Indenture Trustee may rely, in the performance of any duty hereunder, upon the statement of any Person contained in any certificate or opinion that such Person is Independent according to this definition.

“Insurance Agreement”: The Insurance and Reimbursement Agreement, dated the Closing Date, among the Issuer, CNL, CFS, the other parties thereto and the Insurer.

“Insurance Policy”: The financial guaranty insurance policy issued by the Insurer with respect to the Notes.

“Insurance Policy Proceeds Account”: As defined in Section 2.15(b).

“Insurance Premium”: With respect to a Payment Date, the premium payable in arrears to the Insurer pursuant to the Insurance Premium Fee Letter.

“Insurance Premium Fee Letter”: The Premium Fee Letter, dated the Closing Date, between the Issuer and the Insurer.

“Insurance Proceeds”: As defined in the Property Management Agreement.

“Insured Obligations“: As defined in the Insurance Policy.

“Insurer”: MBIA Insurance Corporation, a New York stock insurance corporation.

“Insurer Accrued Liabilities”: With respect to any Payment Date, all amounts paid by the Insurer under the Insurance Policy and not yet reimbursed to the Insurer.

“Insurer Collateral Adviser”: A Collateral Adviser appointed by the Insurer.

“Insurer Default”: Any of the following events: (a) the Insurer has failed to pay when, as and in the amounts required, any amount payable under the Insurance Policy, (b) a court of competent jurisdiction shall have determined in a final order that the Insurance Policy is no longer in full force and effect, or (c) an Insurer Insolvency Event shall have occurred.

“Insurer Insolvency Event”: Any of the following events: (a) the Superintendent of Insurance of the State of New York shall have applied for an order with respect to the Insurer pursuant to Section 7402 (rehabilitation of the Insurer), Section 7404 (liquidation of the Insurer) or Section 7416 (dissolution of the Insurer) of the New York Insurance Law (or any successor provision thereto) (or if the Insurer is not regulated by the Superintendent of Insurance of the State of New York, the regulatory authority having primary jurisdiction over the Insurer shall have applied for a similar order), and such application shall not be dismissed or otherwise terminated during a period of ninety (90) consecutive days or a court enters an order granting the relief sought; (b) the Superintendent of Insurance of the State of New York shall have determined that the Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law; (c) the Insurer shall have commenced a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or substantially all of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall have made a general assignment for the benefit of creditors; or (d) an involuntary case or other proceeding shall have been commenced against the Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or an order for relief shall have been entered against the Insurer under the federal bankruptcy laws as now or hereafter in effect and such order, case or proceeding is not dismissed or otherwise terminated for a period of ninety (90) consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

“Interested Person”: As of any date of determination, the Issuer, the Issuer GP or, in each such case, any of their respective Affiliates.

“Issuer”: Net Lease Funding 2005, LP, a Delaware limited partnership, or its successor in interest.

“Issuer Advances”: As defined in Section 2.11(c).

“Issuer Expenses”: The costs and expenses paid by the Issuer for (i) general liability insurance policies maintained by the Issuer as owner of the Mortgaged Properties, (ii) casualty insurance policies maintained by the Issuer to insure casualties not otherwise insured by a Tenant due to a default by such Tenant under the insurance covenants of its Lease or because a Tenant permitted to self-insure fails to pay for casualty losses, (iii) certain state franchise taxes prohibited by law from being passed through by the Issuer as lessor to a Tenant, and (iv) certain expenses related to the Mortgaged Properties which are recoverable from a Tenant after payment thereof by the Issuer.

“Issuer GP”: Net Lease Funding 2005, LLC, a Delaware limited liability company, or its successor in interest.

“Issuer GP LLC Agreement”: The Limited Liability Company Agreement of the Issuer GP, dated as of February 2, 2005.

“Issuer Order”: A written order signed in the name of the Issuer by a Responsible Officer of the Issuer GP, in its capacity as general partner of the Issuer.

“Issuer Request”: A written request signed in the name of the Issuer by a Responsible Officer of the Issuer GP, in its capacity as general partner of the Issuer.

“Issuer’s Office”: The principal office of the Issuer, which office at the Closing Date is located at 450 South Orange Avenue, Orlando, Florida 32801, facsimile number: 407- 540-2103, Attention: Treasurer.

“Lease”: Each lease listed on the Mortgaged Property Schedule and from time to time included in the Collateral.

“Lease Security Deposit Account”: As defined in the Property Management Agreement.

“Letter of Representations”: The Letter of Representations, dated the Closing Date, among the Depository, the Indenture Trustee and the Issuer.

“Lewis/Sutter Litigation Expenses”: Any costs and expenses or other amounts reimbursed by the Issuer to a third party within two years following the Closing Date and which relate to a purported class action lawsuit filed in January 2005 in the District Court of Dallas County, Texas, by Robert Lewis and Sutter Acquisition Fund, LLC, two limited partners in certain of the Originators, on behalf of the limited partners of certain of the Originators, against CNL Restaurant Properties, Inc., U.S. Restaurant Properties, Inc., certain of the Originators, the general partners of certain of the Originators, CNL Restaurant Investments, Inc. and CNL Restaurant Capital Corp.

“Limited Partnership Agreement”: The Limited Partnership Agreement, dated as of February 2, 2005, between the Issuer GP and CNL.

“Limited Partnership Interests”: The limited partner interests issued pursuant to the Limited Partnership Agreement.

“Liquidated Lease”: A Defaulted Lease with respect to which the leased Mortgaged Property has been either re-leased or sold, or any Lease related to a Mortgaged Property purchased from the Issuer or disposed of by the Issuer pursuant to an exchange whether or not terminated because of a default by the Tenant.

“Liquidation Proceeds”: As defined in the Property Management Agreement.

“Lockbox Account”: As defined in the Property Management Agreement.

“Lockbox Account Agreement”: The Deposit Account Control Agreement (No Notification), dated as of March 4, 2005, among the Issuer, CFS, the Indenture Trustee and Wachovia Bank, National Association.

“Maturity”: With respect to any Note, the date as of which the principal of and interest on such Note has become due and payable as herein provided, whether on the Scheduled Final Payment Date, by acceleration or otherwise.

“Memorandum”: The Private Placement Memorandum dated March 1, 2005, relating to the Notes.

“Monthly Lease Payment”: As defined in the Property Management Agreement.

“Moody’s”: Moody’s Investors Service, Inc.

“Mortgage”: With respect to each Mortgaged Property, the Mortgage (or Deed of Trust or Deed to Secure Debt), Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by the Issuer to secure the payment of the obligations evidenced by the Notes and this Indenture. The Issuer’s obligations under each Mortgage are incorporated herein by reference.

“Mortgaged Property”: Each parcel of real property listed on the Mortgaged Property Schedule and from time to time included in the Collateral, the buildings, structures, fixtures (to the extent not property of the related Tenant), additions, enlargements, extensions, modifications, repairs, replacements or improvements now or hereinafter erected or located on such parcel and appurtenant easements and other property rights relating thereto.

“Mortgaged Property Schedule”: The schedule attached as Exhibit A to the Property Management Agreement, as revised from time to time.

“Nonrecoverable Property Protection Advance”: As defined in the Property Management Agreement.

“Note”: Any of the Issuer’s Triple Net Lease Mortgage Notes, Series 2005, executed, authenticated and delivered hereunder.

“Note Interest”: On any Payment Date for any Class of Notes, the interest accrued during the related Accrual Period at the Note Rate applicable to that Class, applied to the Class Principal Balance of that Class on such Payment Date before giving effect to any payments of principal on such Payment Date. Note Interest shall be calculated on a 30/360 basis.

“Note Owner”: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Note Principal Balance”: With respect to any Note and any date of determination, the amount stated for such Note as specified on the first page thereof, reduced by any payments of principal actually made on such Note on all previous Payment Dates.

“Note Principal Payment Amount”: For any Payment Date, an amount equal to the sum of (i) the Scheduled Principal Payment for such Payment Date, (ii) any Scheduled Principal Payment (or portion thereof) unpaid from any prior Payment Date, (iii) an amount equal to the Unscheduled Proceeds, if any, received during the related Collection Period, and (iv) the Purchase Option Deficiency with respect to any Tenant Purchase Option or Third Party Purchase Option exercised during the related Collection Period.

“Note Rate”: With respect to the Class A-1 Notes, 4.2584% per annum; and with respect to the Class A-2 Notes, 4.7708% per annum.

“Note Register”: As defined in Section 2.05(a).

“Note Registrar”: Initially, the Indenture Trustee and thereafter, such other bank or trust company as the Indenture Trustee shall appoint pursuant to Section 2.05(a).

“Noteholder” or “Holder”: With respect to any Note, the Person in whose name such Note is registered on the Note Register maintained pursuant to Section 2.05 hereof, except that solely for the purpose of giving any consent or exercising any voting rights pursuant to this Indenture, any Note registered in the name of any Interested Person shall be deemed not to be Outstanding or counted in any way (unless any such Person or Persons owns all the Notes). All references herein to “Noteholders” shall reflect the rights of Note Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a “Noteholder” or “Holder” only the Person in whose name a Note is registered in the Note Register as of the related Record Date.

“Notice of Default”: As defined in Section 5.02.

“Officer’s Certificate”: A certificate signed by any Responsible Officer of the Issuer GP, as general partner of the Issuer, or of the Indenture Trustee, as the case may be.

“Opinion of Counsel”: A written opinion of counsel, who shall be selected by the Issuer (and reasonably acceptable to the Indenture Trustee and the Insurer). The cost of obtaining such opinion shall be borne by the Issuer unless otherwise specified.

“Originator”: As defined in the Sale and Contribution Agreement.

“Other Accrued Liabilities”: With respect to any Payment Date, the sum of (a) all amounts owing under the Insurance Agreement (other than the Insurance Premium and Insurer Accrued Liabilities), and not yet paid to the Insurer, and (b) interest on the foregoing amounts, the Insurance Premium and any Insurer Accrued Liabilities from the date incurred (or due, in the case of the Insurance Premium) to the date of payment to or reimbursement of the Insurer at the per annum rate set forth in the Insurance Agreement, and not yet paid to the Insurer.

“OTS”: Office of Thrift Supervision or any successor thereto.

“Outstanding”: When used with respect to Notes, means, as of the date of determination, any Note theretofore authenticated and delivered under this Indenture, except:

(i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation (other than any Note as to which any amount that has become due and payable in respect thereof has not been paid in full); and

(ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Note Registrar proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite Aggregate Note Principal Balance have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, Notes owned by an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Notes), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Note Registrar knows to be so owned shall be so disregarded. Notes owned by an Interested Person which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Note Registrar in its sole discretion the pledgee’s right to act with respect to such Notes and that the pledgee is not an Interested Person.

“Ownership Interest”: As to any Note, any ownership or security interest in such Note as held by the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Payment Account”: The segregated account established in the name of the Indenture Trustee pursuant to Section 2.10(a) hereof.

“Payment Date”: The 27th day of each calendar month, or, if such 27th day is not a Business Day, the next succeeding Business Day, commencing on March 28, 2005.

“Payoff Amount”: As defined in the Property Management Agreement.

“Percentage Interest”: With respect to any Note, the fraction, expressed as a percentage, the numerator of which is the initial Note Principal Balance of such Note on the Closing Date as set forth on the face thereof, and the denominator of which is the initial Class Principal Balance of the related Class of Notes on the Closing Date.

“Percentage Rent“: With respect to any Lease, the rent thereunder, if any, calculated as a percentage of the total sales at the Mortgaged Property in excess of the Monthly Lease Payments for the prior calendar year.

“Performance Undertaking”: The Performance Undertaking dated as February 25, 2005 and executed by CNL in favor of the Issuer and the other beneficiaries thereunder.

“Permanent Regulation S Global Note”: As defined in Section 2.01(b).

“Permitted Exceptions”: As defined in the Property Management Agreement.

“Person”: Any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any federal, state, county or municipal government or any political subdivision thereof.

“Plan”: Any one of (i) (A) an “employee benefit plan”, as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, or (B) a “plan”, as defined in Section 4975 of the Code that is subject to the provisions of Section 4975 of the Code; or (ii) an entity whose underlying assets include assets of any such employee benefit plan or plan by reason of an investment in an entity by such employee benefit plan or plan.

“Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.

“Property Management Agreement”: The Amended and Restated Property Management and Lease Servicing Agreement, dated as of March 4, 2005, among the Issuer, CFS and the Indenture Trustee.

“Property Management Fee”: As defined in the Property Management Agreement.

“Property Manager”: CFS, or its successors and assigns.

“Property Manager Additional Servicing Compensation”: As defined in the Property Management Agreement.

“Property Proceeds Retention Account”: As defined in the Property Management Agreement.

“Property Protection Advances”: Costs and expenses paid by the Property Manager in accordance with the Servicing Standard that are necessary to preserve the security interest in, and value of, each Mortgaged Property (including any costs and expenses necessary to re-lease such Mortgaged Property), but only to the extent deemed recoverable (in accordance with the Servicing Standard) by the Property Manager from proceeds of such Mortgaged Property.

“Purchase Option Deficiency”: With respect to a Tenant Purchase Option or a Third Party Purchase Option, the excess, if any, of 125% of the Allocated Loan Amount of the related Mortgaged Property over the Tenant Purchase Price or Third Party Purchase Price, respectively.

“Purchase Premium”: As defined in the Property Management Agreement.

“Qualified Institutional Buyer”: A “qualified institutional buyer” within the meaning of Rule 144A.

“Rated Final Payment Date”: February 27, 2014.

“Rating Agency”: Moody’s, S&P or their respective successors in interest. If neither of such Rating Agency or any related successor remains in existence, “Rating Agency” shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Issuer pursuant to the Property Management Agreement, and specific ratings of Moody’s or S&P referenced herein shall be deemed to refer to the equivalent ratings of the party so designated. References herein to “applicable rating category” (other than any such references to “highest applicable rating category”) shall, in the case of Moody’s and S&P, be deemed to refer to such applicable rating category of Moody’s and S&P, respectively, without regard to any plus or minus or other comparable rating qualification.

“Rating Agency Confirmations”: Written confirmation from each Rating Agency that it will not qualify, downgrade or withdraw its then-current rating assigned to any Class of the Notes, without giving effect to the Insurance Policy.

“Record Date”: With respect to any Payment Date, the last Business Day of the prior calendar month, provided, that the “Record Date” for the Payment Date in March, 2005 shall be the Closing Date.

“Refinance Commitment Letter”: A letter provided by the Issuer to the Insurer that is acceptable to the Insurer and that indicates a reputable bank or financial institution’s commitment to refinance the Outstanding Notes no later than at the Scheduled Final Payment Date. The Refinance Commitment Letter must be delivered no later than August 27, 2011.

“Regulated Substance”: As defined in Section 10.07.

“Regulation S”: Regulation S promulgated under the 1933 Act.

“Regulation S Global Note”: As defined in Section 2.01(b).

“Release”: As defined in Section 10.07.

“Resolution”: A copy of a resolution certified by an Authorized Officer of the Issuer GP, the general partner of the Issuer, to have been duly adopted by the Issuer GP and to be in full force and effect on the date of such certification.

“Responsible Officer”: With respect to the Indenture Trustee, any officer of the Indenture Trustee assigned to its Corporate Trust Services Group, customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Indenture and, with respect to a particular corporate trust matter under this Indenture, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; and, with respect to the Issuer and the Issuer GP, any officer or number of officers or other Person or number of Persons duly authorized to perform the indicated action on behalf of the Issuer GP.

“Restricted Global Note”: As defined in Section 2.01(a).

“Restricted Note”: A Restricted Global Note or a Definitive Note.

“Restricted Period”: The period of time to and including 40 days after the later of (a) the date upon which the Notes were first offered to any persons (other than distributors) in reliance upon Regulation S and (b) the Closing Date.

“Rule 144A”: Rule 144A under the 1933 Act.

“S&P”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Sale and Contribution Agreement”: The Sale and Contribution Agreement dated as of February 25, 2005 among the Originators and the Issuer.

“Scheduled Final Payment Date”: February 27, 2012.

“Scheduled Principal Payment”: With respect to each Payment Date, an amount equal to (1) the Amortization Payment Amount for such Payment Date, minus (2) the aggregate Note Interest for each Class of Notes on such Payment Date; provided, however, that the Scheduled Principal Payment for the initial Payment Date occurring after the Closing Date will be calculated as if a full month of interest were payable on such Payment Date.

“Servicing Standard”: As defined in the Property Management Agreement.

“Special Servicer”: CFS or its successors and assigns.

“Special Servicer Additional Servicing Compensation”: As defined in the Property Management Agreement.

“Special Servicing Fee”: As defined in the Property Management Agreement.

“Specially Managed Lease”: As defined in the Property Management Agreement.

“Successor Person”: As defined in Section 9.08(a)(i).

“Tax Opinion”: An opinion of Independent counsel that a contemplated action will not cause a tax to be imposed on the Issuer or any Person having an Ownership Interest in any Note.

“Taxes”: As defined in Section 9.03(a).

“Temporary Regulation S Global Note”: As defined in Section 2.01(a).

“Tenant”: With respect to each Lease, the tenant under such Lease and any successor or assign thereof.

“Tenant Purchase Option”: As defined in the Property Management Agreement.

“Tenant Purchase Price”: As defined in the Property Management Agreement.

“Third Party Purchase Option”: With respect to a Lease, the option of the related franchisee or other third party to purchase the Mortgaged Property, or assume the obligations of the related Tenant under the Lease.

“Third Party Purchase Price”: As defined in the Property Management Agreement.

“Total Debt Service”: With respect to any Determination Date, the sum of (i) the Scheduled Principal Payment with respect to each Class of Notes and Note Interest with respect to each Class of Notes, (ii) the Insurer Premium, (iii) the Property Management Fee, (iv) the Special Servicing Fee, if any, and (v) the Indenture Trustee Fee, each as accrued during the Collection Period ending on such Determination Date.

“Transaction Documents”: This Indenture, the Property Management Agreement, the Insurance Agreement, the Sale and Contribution Agreement the Insurance Premium Fee Letter, the Limited Partnership Agreement, the Collection Account Agreement, the Lockbox Account Agreement, each other Account Control Agreement, the Environmental Indemnity Agreement, the Performance Undertaking, the organizational documents of the Issuer and Issuer GP and any agreements related thereto.

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Note.

“Treasury Regulations”: Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer) of the United States Department of the Treasury.

“Trustee Report”: As defined in Section 6.01(a).

“UCC”: The Uniform Commercial Code as in effect in any applicable jurisdiction.

“UCC Financing Statement”: A financing statement executed and in form sufficient for filing pursuant to the UCC, as in effect in the relevant jurisdiction.

“Unscheduled Proceeds”: As defined in the Property Management Agreement.

“U.S. Person”: As defined in Regulation S.

Section 1.02 Rules of Construction.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States;

(3) the word “including” shall be construed to be followed by the words “without limitation”;

(4) article and section headings are for the convenience of the reader and shall not be considered in interpreting this Indenture or the intent of the parties hereto;

(5) the definition of or any reference to any agreement, document or instrument herein shall be construed as referring to such agreement, document or instrument as from time to time amended, restated, supplemented or otherwise modified;

(6) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof, shall refer to such law, constitution, statute, treaty, regulation, rule or ordinance as amended from time to time, and shall include any successor thereto;

(7) references herein to any Person shall be construed to include such Person’s successors and permitted assigns;

(8) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision; and

(9) the pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.

ARTICLE II

THE NOTES

Section 2.01 Forms; Denominations.

(a) The Notes of each Class, upon original issuance, shall be issued as Book-Entry Notes in substantially the form of (i) a global note without interest coupons representing the Notes of such Class sold to Qualified Institutional Buyers, in substantially the form of Exhibit A-1 hereto, with such legends as may be set forth in such exhibit (the “Restricted

Global Note”), and (ii) a temporary global note without interest coupons representing the Notes of such Class sold in “offshore transactions” (within the meaning of Regulation S) to non-U.S. Persons in reliance on Regulation S, in substantially the form of Exhibit A-2 hereto, with such applicable legends as may be set forth in such exhibit (the “Temporary Regulation S Global Note”). Each Class of Notes will be issuable only in denominations of not less than $100,000 and in integral multiples of $1 in excess thereof. Each Note will be registered on issuance in the names of the initial Noteholders thereof.

(b) After such time as the Restricted Period shall have terminated, and subject to the receipt by the Indenture Trustee of a certificate substantially in the form of Exhibit D-4 hereto (subject to Section 12.03 hereof), beneficial interests in a Temporary Regulation S Global Note may be exchanged for an equal aggregate principal amount of beneficial interest in a permanent global note without interest coupons (a “Permanent Regulation S Global Note” and, together with the Temporary Regulation S Global Notes, the “Regulation S Global Notes”), substantially in the form of Exhibit A-2 hereto, with such applicable legends as may be set forth in such exhibit. Upon any exchange of any beneficial interest in a Temporary Regulation S Global Note for a beneficial interest in a Permanent Regulation S Global Note, (i) such Temporary Regulation S Global Note shall be endorsed by the Indenture Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such Temporary Regulation S Global Note shall be reduced for all purposes by the amount so exchanged and endorsed and (ii) such Permanent Regulation S Global Note shall be endorsed by the Indenture Trustee to reflect the increase of the principal amount evidenced thereby, whereupon the principal amount of such Permanent Regulation S Global Note shall be increased for all purposes by the amount so exchanged and endorsed.

(c) Each Restricted Global Note will be deposited with the Book-Entry Custodian and registered in the name of the Depository or a nominee thereof. Each Regulation S Global Note will be deposited with the Book-Entry Custodian and registered in the name of the Depository or a nominee thereof for the accounts of Clearstream Banking, société anonyme, or its successors, and Euroclear Bank S.A./N.V., as operator of the Euroclear System, or its successors.

Section 2.02 Execution, Authentication, Delivery and Dating.

(a) The Notes shall be executed by manual or facsimile signature on behalf of the Issuer by any Authorized Officer of the Issuer GP, as the general partner of the Issuer. Notes bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Issuer GP shall be entitled to all benefits under this Indenture, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. No Note shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Note a certificate of authentication substantially in the form set forth below, executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder:

“This is one of the Class A[-1][-2] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Indenture Trustee

By
Authorized Signatory”

All Notes shall be dated the date of their authentication.

(b) At the election of the Indenture Trustee, the Indenture Trustee may appoint one or more agents (each an “Authenticating Agent”) with power to act on its behalf and subject to its direction in the authentication of Notes in connection with transfers and exchanges under Sections 2.05 and 2.07, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent shall be deemed to be the authentication of Notes “by the Indenture Trustee.” The Indenture Trustee shall be the initial Authenticating Agent.

Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may promptly appoint a successor Authenticating Agent, give written notice of such appointment to the Issuer and give notice of such appointment to the Noteholders. Upon the resignation or termination of the Authenticating Agent and prior to the appointment of a successor, the Indenture Trustee shall act as Authenticating Agent.

Each Authenticating Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Indenture Trustee is entitled to hereunder as if it were the Indenture Trustee.

Section 2.03 Certification of Receipt of the Lease Files.

(a) The Indenture Trustee, by its execution and delivery of this Indenture, acknowledges receipt by it of all assets Granted to it and included in the Collateral, in good faith and without notice of any adverse claim, and declares that it holds and will hold such assets on behalf of all present and future Noteholders and the Insurer. In addition, the Indenture Trustee hereby certifies to the Issuer, the Property Manager, the Special Servicer, the Noteholders and CNL that, except as specifically identified in the Schedule of Exceptions to Lease File Delivery attached hereto as Exhibit E-1, (i) the original or a copy of each Lease is in its possession and (ii) such Lease has been reviewed by it, appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the related Originator or CNL and the Tenant) and appears to relate to a Mortgaged Property included in the Collateral.

(b) Not later than the 45th day following the receipt of written notice from the Property Manager pursuant to Section 2.03(e) of the Property Management Agreement that all Lease Files are complete, but in no case later than the 105th day following the Closing Date (and, if any exceptions are noted, again not later than the first anniversary of the Closing Date), the Indenture Trustee shall deliver to the Issuer, the Property Manager, the Special Servicer, the Insurer and CNL an executed certificate substantially in the form of Exhibit E-2 to the effect that, as to each Lease listed on the Mortgaged Property Schedule as of the Closing Date (other than any Lease and the related Mortgaged Property as to which a Liquidation Event has occurred, any Lease and the related Mortgaged Property otherwise disposed of as permitted under the terms of the Property Management Agreement or any Lease or Mortgaged Property specifically identified in any exception report annexed thereto as not being covered by such certification), (i) all documents specified in the definition of “Lease File” in the Property Management Agreement are in its possession, (ii) all such documents received by it with respect to such Lease and the related Mortgaged Property have been reviewed by it, appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the related Originator or CNL and the Tenant) and appear to relate to such Lease or the related Mortgaged Property, and (iii) based on the examinations referred to in Section 2.03(a) above and this Section 2.03(b) and only as to the foregoing documents, the information set forth in such Mortgaged Property Schedule with respect to the items specified in clause (i) (except for zip code and only to the extent contained within the Lease) of the definition of “Mortgaged Property Schedule” in the Property Management Agreement accurately reflects the information set forth in the Lease File.

(c) The Indenture Trustee shall not be under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgaged Properties and Leases delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

The Indenture Trustee shall not assign, sell, dispose of or transfer any interest in the Mortgaged Properties or Leases or any other asset (except as expressly provided herein or as otherwise permitted under the Property Management Agreement) or knowingly permit the Mortgaged Properties or Leases or any other asset included in the Collateral to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee other than the liens created pursuant to the Mortgages and this Indenture.

Section 2.04 The Notes Generally.

(a) The Aggregate Note Principal Balance that may be authenticated and delivered under this Indenture is limited to $275,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.05 and 2.07 below. Such Aggregate Note Principal Balance shall be divided among two Classes having the respective Class designations, initial Class Principal Balances, Note Rates and Scheduled Final Payment Dates as follows:

Class Designation	Initial Class Principal Balance	Note Rate	Scheduled Final Payment Date
Class A-1	$58,000,000	4.2584%	February 27, 2012
Class A-2	$217,000,000	4.7708%	February 27, 2012

(b) Each Note of a particular Class shall rank pari passu with each other Note of such Class and be equally and ratably secured by the Collateral. All Notes of a particular Class shall be substantially identical except as to denominations and as expressly permitted in this Indenture.

(c) This Indenture and the Mortgages shall evidence a continuing lien on and security interest in the Collateral Granted hereunder and thereunder to secure the full payment of the principal, interest and other amounts on all the Notes and all amounts owed to the Insurer, which shall in all respects be equally and ratably secured hereby for payment as provided herein, and without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Notes of any Class.

Section 2.05 Registration of Transfer and Exchange of Notes.

(a) At all times during the term of this Indenture, there shall be maintained at the office of the Note Registrar a “Note Register” in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The offices of the Note Registrar shall be initially located (as of the Closing Date) at Wells Fargo Bank, N.A., Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention: Corporation Trust Services (CMBS), Net Lease Funding 2005. The Indenture Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as “Note Registrar” for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. The Indenture Trustee may appoint, by a written instrument delivered to the Issuer, any other bank or trust company to act as Note Registrar under such conditions as the predecessor Indenture Trustee may prescribe, provided that the Indenture Trustee shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor’s duties as Note Registrar. The Issuer, the

Property Manager, the Special Servicer and the Indenture Trustee shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Note Registrar as to the information set forth in the Note Register. Upon written request of any Noteholder made for purposes of communicating with other Noteholders with respect to their rights under this Indenture, the Note Registrar shall promptly furnish such Noteholder with a list of the other Noteholders of record identified in the Note Register at the time of the request.

(b) No Transfer of any Note or interest therein shall be made unless that Transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. No purported Transfer of any interest in any Note or any portion thereof which is not made in accordance with this Section 2.05 shall be given effect by or be binding upon the Indenture Trustee and any such purported transfer shall be null and void ab initio and vest in the transferee no rights against the Collateral or the Indenture Trustee.

Neither the Issuer nor any other person shall be obligated to register or qualify any Notes under the 1933 Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification.

By its acceptance of a Note or an Ownership Interest therein, each Holder and Note Owner, respectively, will be deemed to have represented and agreed that the Transfer thereof is restricted and agrees that it shall Transfer such Note or Ownership Interest only in accordance with the terms of this Indenture and such Note (including the legends applicable thereto) and in compliance with applicable law.

(c) A Noteholder or Note Owner may Transfer a Book-Entry Note or Ownership Interest therein only in accordance with the following provisions:

(i) No Transfer of any Book-Entry Note or an Ownership Interest therein shall be made unless such Transfer is made to a Qualified Institutional Buyer in reliance on Rule 144A or in an “offshore transactions” (within the meaning of Regulation S) to a non-U.S. Person in reliance on Regulation S, and pursuant to exemption, registration or qualification under applicable state securities laws. The Indenture Trustee shall be entitled to rely upon the representations made by each transferee pursuant to this Section 2.05, and shall have no duty to undertake any investigation or verify that any transfer satisfies the requirements of this paragraph.

(ii) Restricted Global Note to Regulation S Global Note during Restricted Period. If a Holder of or a Note Owner with respect to a Restricted Global Note wishes at any time during the Restricted Period to Transfer such Restricted Global Note or an Ownership Interest therein to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note or an Ownership Interest therein, such Holder or Note Owner may, subject to the provisions of this Section 2.05, Transfer such Note or Ownership Interest for a Regulation S Global Note of the same Class or an Ownership

Interest therein with an equivalent principal amount. Upon receipt by the Indenture Trustee of a certificate substantially in the form of Exhibit D-2 (subject to Section 12.03 hereof) given by the transferee of such Note or Ownership Interest (stating that such transferee is a non-U.S. Person and the Transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and in accordance with Regulation S), the Indenture Trustee shall cancel the Restricted Global Note so transferred (or reduce the principal amount of the Notes evidenced thereby) and the Indenture Trustee shall, concurrently with such cancellation (or reduction), cause to be issued and authenticated to the transferee a Regulation S Global Note of the same Class (or increase the principal amount of the Notes evidenced by such Regulation S Global Note) in an aggregate principal amount equal to the aggregate principal amount of the Restricted Global Note so transferred.

(iii) Restricted Global Note to Regulation S Global Note after the Expiration of Restricted Period. If a Holder of or a Note Owner with respect to a Restricted Global Note wishes at any time after the expiration of the Restricted Period to Transfer such Restricted Global Note or an Ownership Interest therein to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note or an Ownership Interest therein, such Noteholder or Note Owner may, subject to provisions of this Section 2.05, Transfer such Note or an Ownership Interest therein for a Regulation S Global Note of the same Class or an Ownership Interest therein with an equivalent principal amount. Upon receipt by the Indenture Trustee of a certificate substantially in the form of Exhibit D-3 (subject to Section 12.03 hereof) given by the transferee stating that the Transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Indenture Trustee shall cancel the Restricted Global Note so transferred (or reduce the principal amount of the Notes evidenced thereby) and the Indenture Trustee shall, concurrently with such cancellation (or reduction), cause to be issued and authenticated to the transferee a Regulation S Global Note of the same Class (or increase the principal amount of the Notes evidenced by such Regulation S Global Note) in an aggregate principal amount equal to the aggregate principal amount of the Restricted Global Note so transferred.

(iv) Regulation S Global Note to Restricted Global Note. If a Holder of or a Note Owner with respect to a Regulation S Global Note wishes at any time to transfer its Note or an Ownership Interest therein to a Qualified Institutional Buyer who wishes to take delivery thereof in the form of a Restricted Global Note or an Ownership Interest therein, such Noteholder or Note Owner may, subject to the provisions of this Section 2.05, Transfer such interest for a Restricted Global Note of the same Class or an Ownership Interest therein in an equivalent principal amount. Upon receipt by the Indenture Trustee of a certificate substantially in the form of Exhibit D-1 hereto (subject to Section 12.03 hereof) given by the transferee and stating that such transferee is a Qualified Institutional Buyer and is obtaining such Restricted Global Note or Ownership Interest therein in a transaction meeting the requirements of Rule 144A, the Indenture Trustee shall cancel the Regulation S Global Note so transferred (or reduce the principal amount of the Notes evidenced thereby) and the Indenture Trustee shall, concurrently with such cancellation (or reduction), cause to be issued and authenticated to the transferee a Restricted Global Note of the same Class (or increase the principal amount of the Notes evidenced by such Regulation S Global Note) in an aggregate principal amount equal to the aggregate principal amount of the Regulation S Global Note so transferred.

(v) Transfer of Ownership Interests in Book-Entry Notes. Ownership Interests in Book-Entry Notes shall be transferred in accordance with the rules and procedures of the Depository and the Depository Participants, including, with respect to Regulation S Global Notes, Clearstream Banking, société anonyme, or its successors, and Euroclear Bank S.A./N.V., as operator of the Euroclear System, or its successors.

(d) If any Transfer of a Note or an Ownership Interest therein is to be held by the related transferee in the form of a Definitive Note, then the Note Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) an executed transferor certificate from the transferor substantially in the form attached as Exhibit C-1 (subject to Section 12.03 hereof), and (B) an executed transferee certificate from the prospective transferee substantially in the form attached as Exhibit C-2 hereto (subject to Section 12.03 hereof). If any such transfer of a Note or Ownership Interest held by the related transferor and also to be held by the related transferee in the form of a Book-Entry Note is to be made without registration under the 1933 Act, the transferor will be deemed to have made as of the transfer date each of the representations and warranties set forth on Exhibit C-1 hereto in respect of such Note and the transferee will be deemed to have made as of the transfer date each of the representations and warranties set forth on Exhibit C-2 hereto in respect of such Note, in each case as if such Note were evidenced by a Definitive Note.

(e) If a Person is acquiring any Note as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Note Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (b) and (c) of this Section 2.05.

(f) Subject to the preceding provisions of this Section 2.05, upon surrender for registration of transfer of any Note at the offices of the Note Registrar maintained for such purpose, the Indenture Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Class of a like Percentage Interest.

(g) At the option of any Holder, its Notes may be exchanged for other Notes of authorized denominations of the same Class of a like Percentage Interest upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute, authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

(h) Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(i) No service charge shall be imposed for any transfer or exchange of Notes, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

(j) All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its customary procedures.

(k) The Note Registrar or the Indenture Trustee shall provide to the Issuer upon reasonable written request and at the expense of the requesting party, an updated copy of the Note Register.

(l) Each transferee of a Note or an Ownership Interest therein will be deemed to have represented, warranted and agreed that either (i) such transferee is not a Plan, or a governmental or church plan subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (“substantially similar law”), and is not acquiring such Note or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan, or a governmental or church plan subject to substantially similar law, or (ii) its acquisition and continued holding of such Note or Ownership Interest therein will not constitute or otherwise result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or church plan, any substantially similar law), because of the application of one or more statutory or administrative prohibited transaction exemptions or otherwise.

Section 2.06 Book-Entry Notes.

(a) The Book-Entry Notes shall be delivered as one or more Notes held by the Book-Entry Custodian or, if appointed to hold such Notes as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided in Section 2.06(c) below, transfer of such Notes may not be registered by the Note Registrar unless such transfer is to a successor Depository that agrees to hold such Notes for the respective Note Owners with Ownership Interests therein. Except as provided in Section 2.06(c) below, such Note Owners shall hold and transfer their respective Ownership Interests in and to such Notes through the book-entry facilities of the Depository and, except as provided in Section 2.06(c) below, shall not be entitled to definitive, fully registered Notes (“Definitive Notes”) in respect of such Ownership Interests. All transfers by Note Owners of their respective Ownership Interests in the Book-Entry Notes to be held by the related transferees as Book-Entry Notes shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Note Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Notes of Note Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The Indenture Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the

Depository authorizing it to act as such. Neither the Indenture Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of any Book-Entry Note transferable through the book-entry facilities of the Depository. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Issuer, the Property Manager and Special Servicer, and, if the Indenture Trustee is not the Book-Entry Custodian, the Indenture Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor’s duties as Book-Entry Custodian. The Issuer shall have the right to inspect, and to obtain copies of, any Notes held as Book-Entry Notes by the Book-Entry Custodian.

(b) The Issuer, the Indenture Trustee, the Property Manager, the Special Servicer and the Note Registrar may for all purposes, including the making of payments due on the Book-Entry Notes, deal with the Depository as the authorized representative of the Note Owners with respect to such Notes for the purposes of exercising the rights of Noteholders hereunder. The rights of Note Owners with respect to the Book-Entry Notes shall be limited to those established by law and agreements between such Note Owners and the Depository Participants and brokerage firms representing such Note Owners. Multiple requests and directions from, and votes of, the Depository as holder of the Book-Entry Notes with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Note Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and shall give notice to the Depository of such record date.

(c) If (i)(A) the Issuer advises the Indenture Trustee and the Note Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes (or any portion thereof), and (B) the Issuer is unable to locate a qualified successor, or (ii) the Issuer at its option advises the Indenture Trustee and the Note Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to the Book-Entry Notes (or any portion thereof), the Note Registrar shall notify all affected Note Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Note Registrar of the Book-Entry Notes (or any portion thereof) by the Book-Entry Custodian or the Depository, as applicable, and the delivery of registration instructions from the Depository for registration of transfer, the Indenture Trustee shall execute, and the Note Registrar shall authenticate and deliver, the Definitive Notes in respect of such Notes to the Note Owners identified in such instructions. None of the Issuer, the Indenture Trustee, the Property Manager, the Special Servicer or the Note Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

(d) Upon the issuance of Definitive Notes for purposes of evidencing ownership of any Notes formerly held as Book-Entry Notes, the registered holders of such Definitive Notes shall be recognized as Noteholders hereunder and, accordingly, shall be entitled directly to receive, payments on, to exercise voting and consent rights with respect to, and to transfer and exchange such Definitive Notes.

(e) The Issuer shall provide an adequate inventory of Definitive Notes of each Class to the Indenture Trustee.

Section 2.07 Mutilated, Destroyed, Lost or Stolen Notes.

If any mutilated Note is surrendered to the Note Registrar, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange therefor, a new Note of the same Class and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Issuer, the Indenture Trustee and the Note Registrar (i) evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Note and the ownership thereof, and (ii) indemnity as may be reasonably required by them to hold each of them and any of their agents harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same Class, tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously outstanding.

Upon the issuance of any new Note under this Section 2.07, the Issuer, the Indenture Trustee and the Note Registrar may require the payment by the Noteholder of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Indenture Trustee) in connection therewith.

Every new Note issued pursuant to this Section 2.07 in lieu of any destroyed, mutilated, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, mutilated, lost or stolen Note shall be at any time enforceable by any Person, and such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of its Class duly issued hereunder.

The provisions of this Section 2.07 are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.08 Noteholder Lists.

The Note Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders, which list, upon request, will be made available to the Indenture Trustee insofar as the Indenture Trustee is no longer the Note Registrar. Upon written request of any Noteholder made for purposes of communicating with other Noteholders with respect to their rights under this Indenture, the Note Registrar shall promptly furnish such Noteholder with a list of the other Noteholders of record identified in the Note Register at the time of the request. Every Noteholder, by receiving such access, or by receiving a Note or an interest therein, agrees with the Note Registrar that the Note Registrar will not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Noteholder regardless of the source from which such information was derived.

Section 2.09 Persons Deemed Owners.

The Issuer, the Indenture Trustee, the Note Registrar and any of their agents, may treat the Person in whose name a Note is registered as the owner of such Note as of the related Record Date for the purpose of receiving payments of principal, interest and other amounts in respect of such Note and for all other purposes, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar or any agents of any of them, shall be affected by notice to the contrary.

Section 2.10 Payment Account.

(a) On or prior to the date hereof, the Indenture Trustee shall establish and maintain one or more segregated trust accounts (collectively, the “Payment Account”) at Wells Fargo Bank, N.A. (or such other financial institution as necessary to ensure that the Payment Account is at all times an Eligible Account or a sub-account of an Eligible Account, in each case subject to an Account Control Agreement) in its name, as Indenture Trustee, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Noteholders, the Insurer and the Issuer as their interests may appear. The Indenture Trustee shall deposit or cause to be deposited in the Payment Account, upon receipt, all payments and other collections received from the Property Manager, the Collection Account (including the proceeds of investments therein), or the Insurance Policy Proceeds Account on or in respect of the Mortgaged Properties and Leases subsequent to the commencement of the initial Collection Period. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Payment Account. Funds in the Payment Account shall not be commingled with any other monies. All monies deposited from time to time in the Payment Account shall be held by and under the control of the Indenture Trustee in the Payment Account for the benefit of the Noteholders, the Insurer and the Issuer as herein provided.

(b) Amounts in the Payment Account may be invested by the Indenture Trustee, at the risk of the Indenture Trustee, only in Permitted Investments that mature, unless payable on demand, no later than the time such funds are required to be withdrawn from the Payment Account pursuant to this Indenture on the first Payment Date to occur after such investment. Interest or other income earned on funds in the Payment Account shall be retained by the Indenture Trustee; provided, however, that any losses realized in connection with such investment shall be for the account of the Indenture Trustee, and the Indenture Trustee shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Payment Account immediately upon the realization of such loss.

(c) The Indenture Trustee is authorized to make withdrawals from the Payment Account (the order set forth hereafter in this subsection (c) not constituting an order of priority for such withdrawals) to make payments on the Notes and to other parties as set forth in the priorities of payments pursuant to Section 2.11(c) of this Indenture, to the Insurer and to the Issuer as provided in Section 2.11 hereof, and neither the Issuer nor the Property Manager shall be permitted to make any withdrawal from the Payment Account.

(d) Upon the satisfaction and discharge of this Indenture pursuant to Section 3.01 of this Indenture, the Indenture Trustee shall pay to the Issuer all amounts, if any, held by it remaining as part of the Collateral.

Section 2.11 Payments on the Notes.

(a) Subject to Section 2.11(c), the Issuer agrees to pay

(i) on each Payment Date prior to the Scheduled Final Payment Date for the Notes (but only to the extent of the Available Amount and any Excess Cash Flow and Additional Servicing Compensation pursuant to Section 2.11(c) of this Indenture, in the case of payments of principal), interest on and principal of the Notes in the amounts and in accordance with the priorities set forth in Section 2.11(c); and

(ii) on the Scheduled Final Payment Date, the entire Aggregate Note Principal Balance, together with all accrued and unpaid interest thereon.

Amounts properly withheld under the Code by any Person from a payment to any Holder of a Note of interest, principal or other amounts, or any such payment set aside on the Final Payment Date for such Note as provided in Section 2.11(b), shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture. Pursuant to the Insurance Agreement, the Issuer has agreed to pay the Accrued Liabilities to the Insurer.

(b) With respect to each Payment Date, any interest, principal and other amounts payable on the Notes shall be paid to the Person that is the registered holder thereof at the close of business on the related Record Date; provided, however, that interest, principal and other amounts payable at the Final Payment Date of any Note shall be payable only against surrender thereof at the Indenture Trustee’s Office or such other address as may be specified in the notice of final payment. Payments of interest, principal and other amounts on the Notes shall be made on the applicable Payment Date other than the Final Payment Date, subject to applicable laws and regulations, by wire transfer to such account as such Noteholder shall designate by written instruction received by the Indenture Trustee not later than the Record Date related to the applicable Payment Date or otherwise by check mailed on or before the Payment Date to the Person entitled thereto at such Person’s address appearing on the Note Register as of the related Record Date. The Indenture Trustee shall pay each Note in whole or in part as provided herein on its Final Payment Date in immediately available funds from funds in the Payment Account as promptly as possible after presentation to the Indenture Trustee of such Note at the Indenture Trustee’s Office but shall initiate such payment as soon as possible, but in no event later than the next Business Day after the day of such presentation. If presentation is made after 4:00 p.m., New York City time, on any day, such presentation shall be deemed to have been made on the immediately succeeding Business Day.

Each payment with respect to a Book-Entry Note shall be paid to the Depository, as holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the related Note Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Note Owners that it represents. None of the parties hereto shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law. The Issuer and the Indenture Trustee shall perform their respective obligations under the Letter of Representations.

Except as provided in the following sentence, if a Note is issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on any Record Date and ending before the opening of business at such office or agency on the related Payment Date, no interest, principal or other amounts will be payable on such Payment Date in respect of such new Note, but will be payable on such Payment Date only in respect of the prior Note. Interest, principal and other amounts payable on any Note issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on the Record Date immediately preceding the Final Payment Date for such Notes and ending on the Final Payment Date for such Notes, shall be payable to the Person that surrenders the new Note as provided in this Section 2.11(b).

All payments of interest, principal and other amounts made with respect to the Notes of any Class will be allocated pro rata among the Outstanding Notes of such Class based on the related Note Principal Balance.

If any Note on which the final payment was due is not presented for payment on its Final Payment Date, then the Indenture Trustee shall set aside such payment in a segregated, non-interest bearing account (and shall remain uninvested) separate from the Payment Account but which constitutes an Eligible Account (or a sub-account of an Eligible Account), and the Indenture Trustee and the Issuer shall act in accordance with Section 5.10 in respect of the unclaimed funds.

(c) On each Payment Date, the Indenture Trustee will apply and will pay the Available Amount (and, with respect to amounts payable under clauses (6)(ii) and (8)(ii) of this Section 2.11(c), amounts on deposit in the Payment Account in respect of Additional Servicing Compensation and Excess Cash Flow) for such Payment Date for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

(1) from amounts received with respect to any Mortgaged Property, first, to the Property Manager or the Indenture Trustee, as applicable, reimbursement for unreimbursed Property Protection Advances (plus interest thereon) with respect to such Mortgaged Property; and second, to the Special Servicer, any earned and unpaid Special Servicing Fees with respect to any such Mortgaged Property if the Lease related thereto is a Specially Managed Lease;

(2) on a pro rata basis, (I) to the Insurer, the unpaid Insurance Premium due on such date, (II) to the Indenture Trustee, the earned and unpaid Indenture Trustee Fee, (III) to the Property Manager, the earned and unpaid Property Management Fee, (IV) to the extent not already paid pursuant to clause (1) above, to the Special Servicer, the earned and unpaid Special Servicing Fees in respect of each Specially Managed Lease, (V) to the Property Manager and the Special Servicer, as additional servicing compensation and so long as there is no continuing Early Amortization Event, the Property Manager Additional Servicing Compensation and the Special Servicer Additional Servicing Compensation, respectively, (VI) to the parties entitled thereto, the amount of any Issuer Expenses (not to exceed $100,000 in any year, unless an Event of Default resulting in the acceleration of the Notes or an Insurer Default has occurred and is then continuing, in which case after three Business Days’ prior written notice to the Rating Agencies, such limit will not apply), (VII) to the extent not already paid pursuant to clause (1) above, to the Indenture Trustee and the Property Manager, as applicable, reimbursement for unreimbursed Property Protection Advances (plus interest thereon) with respect to Leases that became Liquidated Leases or Corrected Leases, in each case during the immediately preceding Collection Period, and (VIII) (a) first, to the Indenture Trustee and (b) then to the relevant party, the amount of Extraordinary Expenses (other than Lewis/Sutter Litigation Expenses) not already reimbursed in sub-clauses (I) through (VII) (not to exceed $20,000 in any month and $150,000 in any year, unless an Event of Default resulting in the acceleration of the Notes or an Insurer Default has occurred and is then continuing, in which case such limit will not apply and the Indenture Trustee will notify the Rating Agencies within three Business Days after exceeding such limit), plus the amount of any Lewis/Sutter Litigation Expenses in an aggregate amount not to exceed $500,000 during the two-year period following the Closing Date (or such greater amount as to which Rating Agency Confirmation has been obtained);

(3) on a pro rata basis, (I) to the Holders of the Class A-1 Notes, in respect of interest, the Note Interest with respect to the Class A-1 Notes, plus unpaid Note Interest with respect to the Class A-1 Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Class A-1 Notes, and (II) to the Holders of the Class A-2 Notes, in respect of interest, the Note Interest with respect to the Class A-2 Notes, plus unpaid Note Interest with respect to the Class A-2 Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Class A-2 Notes;

(4) (I) so long as no Early Amortization Event has occurred and is continuing, (x) first, until the Class Principal Balance with respect to the Class A-1 Notes has been reduced to zero, to the Holders of the Class A-1 Notes, in respect of unpaid principal of the Class A-1 Notes, up to an amount equal to the Note Principal Payment Amount for such Payment Date, and (y) second, until the Class Principal Balance with respect to the Class A-2 Notes has been reduced to zero, to the Holders of the Class A-2 Notes, in respect of unpaid principal of the

Class A-2 Notes, up to an amount equal to the Note Principal Payment Amount (less any amounts paid on such Payment Date under the foregoing clause (x)) for such Payment Date, or (II) if an Early Amortization Event has occurred and is continuing, for payment on a pro rata basis based on unpaid principal amounts, (x) to the Holders of the Class A-1 Notes, in respect of unpaid principal of the Class A-1 Notes, and (y) to the Holders of the Class A-2 Notes, in respect of unpaid principal of the Class A-2 Notes, up to an aggregate amount equal to the Note Principal Payment Amount for such Payment Date;

(5) to the Insurer, an amount equal to unpaid Accrued Liabilities;

(6) on and after the Scheduled Final Payment Date or, if and so long as an Early Amortization Event has occurred and is continuing on the related Payment Date, (i) the balance of the Available Amount and (ii) any Excess Cash Flow and Additional Servicing Compensation, in each case, for payment on a pro rata basis based on unpaid principal amounts, (I) to the Holders of the Class A-1 Notes, in respect of unpaid principal of the Class A-1 Notes, and (II) to the Holders of the Class A-2 Notes, in respect of unpaid principal of the Class A-2 Notes, in each case until the Aggregate Note Principal Balance is reduced to zero;

(7) any Issuer Expenses and Extraordinary Expenses not already paid; and

(8) (i) the balance of the Available Amount and (ii) any Excess Cash Flow and Additional Servicing Compensation not already paid pursuant to clauses (1) through (7), to the Issuer for distribution to the holders of its Limited Partnership Interests.

The Notes are nonrecourse obligations solely of the Issuer and will be payable only from the Collateral and the proceeds of the Insurance Policy. Each Noteholder and Note Owner will be deemed to have agreed that they have no rights or claims against the Issuer directly and may only look to the Collateral and the Insurance Policy to satisfy the Issuer’s obligations hereunder. Each Noteholder and Note Owner will be deemed to have agreed, by its acceptance of its Note or its Ownership Interest therein, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of the Issuer or the Issuer GP for a period of one year and one day following payment in full of all of the Notes. Notwithstanding the provisions of this Section 2.11(c), the Issuer may, subject to Section 9.06, at any time advance funds to the Indenture Trustee for the purpose of allowing the Indenture Trustee to make required payments on the Notes (“Issuer Advances”) without right of reimbursement.

(d) In connection with making any payments pursuant to Section 2.11(c)(8), the Indenture Trustee shall make available to the Issuer on the related Payment Date via the Indenture Trustee’s Internet website specified in Section 6.01(a), a written statement detailing the amounts so paid, provided that if such information is not so available on the Indenture Trustee’s Internet website for any reason, the Indenture Trustee shall provide the Issuer with such written statement by facsimile transmission, confirmed in writing by first class mail or overnight courier.

Section 2.12 Final Payment Notice.

(a) Notice of final payment under Section 2.11(b) shall be given by the Indenture Trustee as soon as practicable, but not later than two Business Days prior to the Final Payment Date for any particular Class to each Noteholder of such Class as of the close of business on the Record Date preceding the Final Payment Date at such Noteholder’s address appearing in the Note Register and to each Rating Agency, the Insurer and the Issuer.

(b) All notices of final payment in respect of any Class of Notes shall state (i) the Final Payment Date for such Notes, (ii) the amount of the final payment for such Notes and (iii) the place where such Notes are to be surrendered for payment.

(c) Notice of final payment of any Class of Notes shall be given by the Indenture Trustee in the name and at the expense of the Indenture Trustee. Failure to give notice of final payment, or any defect therein, to any Noteholder shall not impair or affect the validity of the final payment of any other Note.

Section 2.13 Compliance with Withholding Requirements.

Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all Federal withholding requirements with respect to payments to Noteholders of interest, original issue discount, or other amounts that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding.

Section 2.14 Cancellation.

The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar.

All Notes delivered to the Indenture Trustee for payment shall be forwarded to the Note Registrar. All such Notes and all Notes surrendered for transfer and exchange in accordance with the terms hereof shall be canceled and disposed of by the Note Registrar in accordance with its customary procedures.

Section 2.15 The Insurance Policy.

(a) (i) If, as of 5:00 p.m. New York City time on the fifth Business Day prior to any Payment Date, the Indenture Trustee has been notified by the Property Manager that the Available Amount that is to be distributed on such Payment Date pursuant to (and subject to the priorities set forth in) Section 2.11(c) hereof will not be sufficient to pay the Insured Obligations on such Payment Date (a “Deficiency”), which notice the Property Manager is required to provide pursuant to Section 4.01(e) of the

Property Management Agreement, the Indenture Trustee shall by 5:00 p.m. on the fourth Business Day immediately prior to such Payment Date make a claim under the Insurance Policy for the amount of the Deficiency for such Payment Date pursuant to the terms of the Insurance Policy.

(ii) If the Indenture Trustee has been notified by a Noteholder or, pursuant to Section 4.01(e) of the Property Management Agreement, by the Property Manager that an Avoided Payment exists with respect to any Noteholder, the Indenture Trustee shall, after receiving all documents required under the Insurance Policy to be delivered in connection with such Avoided Payment, make a claim under the Insurance Policy for such Avoided Payment pursuant to the terms of the Insurance Policy.

(iii) The Insurer may elect, at its sole option, pursuant to this Indenture, the Insurance Policy and the Insurance Agreement, to make an advance to the Indenture Trustee for the benefit of the Noteholders in lieu of payment under the Insurance Policy in an amount equal to the amount demanded under a notice for payment thereunder, for payment in respect of the Noteholders, and such advance shall be deemed to be a payment under the Insurance Policy for such Noteholders for purposes of this Indenture.

(b) The Indenture Trustee shall, prior to the Closing Date, establish a segregated trust account that shall be designated as the “Insurance Policy Proceeds Account”, at Wells Fargo Bank, N.A. (or such other financial institution as necessary to ensure that the Insurance Policy Proceeds Account is at all times an Eligible Account or a sub-account of an Eligible Account, in each case subject to an Account Control Agreement), in its name, as Indenture Trustee, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Noteholders, over which the Indenture Trustee shall have exclusive control and the sole right of withdrawal, and in which neither the Issuer nor any other Person shall have any legal or beneficial interest. The Insurance Policy Proceeds Account may be a sub-account of the Payment Account. The Indenture Trustee shall deposit all amounts received from the Insurer under the Insurance Policy in the Insurance Policy Proceeds Account, which shall be used solely to pay Insured Obligations. Any and all funds at any time on deposit in, or otherwise to the credit of, the Insurance Policy Proceeds Account shall be held in cash. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Insurance Policy Proceeds Account shall be to make payments of the Insured Obligations due on the related Payment Date in respect of which such funds are paid, to the extent such Insured Obligations are not paid pursuant to Section 4.05 or Section 2.11 hereof. Any funds held in the Insurance Policy Proceeds Account after the distributions made pursuant to Section 2.11 hereof on any Payment Date shall promptly be remitted to the Insurer.

(c) Upon the expiration of the Insurance Policy in accordance with the terms thereof, the Indenture Trustee shall surrender the same to the Insurer for cancellation in accordance with the terms thereof.

(d) The Indenture Trustee shall, and hereby agrees that it will, hold the Insurance Policy and any proceeds of any claim thereon in trust solely for the use and benefit of the Noteholders.

Section 2.16 Tax Treatment of the Notes.

The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for purposes of any federal, state and local income or franchise tax and any other taxes imposed on or measured by income, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, each Noteholder, by acceptance of its Note, and each Note Owner by purchasing or otherwise acquiring an Ownership Interest in a Note, agree to treat the Notes and such Ownership Interests for purposes of any federal, state and local income or franchise tax and any other taxes imposed on or measured by income, as indebtedness of the Issuer.

ARTICLE III

SATISFACTION AND DISCHARGE

Section 3.01 Satisfaction and Discharge of Indenture.

This Indenture shall cease to be of further effect except as to (i) any surviving rights herein expressly provided for, including any rights of transfer or exchange of Notes herein expressly provided for, (ii) in the case of clause (1)(B) below, the rights of the Noteholders hereunder to receive payment of the Note Principal Balance of and interest on the Notes and any other rights of the Noteholders hereunder, and (iii) the provisions of Section 3.02, when

(1) either (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for which payment of money has theretofore been deposited in the Payment Account by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 5.10) have been delivered to the Note Registrar for cancellation; or (B) all such Notes not theretofore delivered to the Note Registrar for cancellation (i) have become due and payable, or (ii) will become due and payable on the next Payment Date, and in the case of clause (B)(i) or (B)(ii) above, cash in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Note Registrar for cancellation or sufficient to pay the Note Principal Balance thereof and any interest thereon accrued to the date of such deposit (in the case of Notes which have become due and payable) or to the end of the Accrual Period for the next Payment Date has been deposited with the Indenture Trustee as trust funds in trust for these purposes;

(2) the Issuer has paid or caused to be paid all other sums payable or reasonably expected to become payable by the Issuer to the Indenture Trustee, the Property Manager, the Special Servicer, the Insurer, each of the Rating Agencies and each of the Noteholders (in each case, if any) and all applicable statute of limitation periods for all applicable preference actions with respect to the Issuer, CNL and any other Originator (if any) have expired during which time no preference action has been commenced seeking to avoid the payment of any amount with respect to the Insured Obligations;

(3) the Insurance Policy has terminated in accordance with its terms;

(4) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate of the Issuer GP stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

(5) the Issuer has furnished to the Indenture Trustee a Tax Opinion with respect to the actions contemplated by this Section 3.01;

provided, however, that if, at any time after the payment that would have otherwise resulted in the satisfaction and discharge of this Indenture and such obligations, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return such satisfaction and discharge of this Indenture and such obligations shall automatically be deemed never to have occurred and this Indenture and such obligations shall be deemed to be in full force and effect.

Notwithstanding the foregoing, the obligations of the Issuer to the Indenture Trustee under Section 5.04 hereof and the obligations of the Indenture Trustee to the Noteholders and the Insurer under Section 3.02 hereof shall survive satisfaction and discharge of this Indenture.

Section 3.02 Application of Trust Money.

Subject to the provisions of Section 2.11, Section 7.01 and Section 5.10, all Cash deposited with the Indenture Trustee pursuant to Section 3.01 shall be held in the Payment Account and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to pay to the Persons entitled thereto the amounts to which such Persons are entitled pursuant to the provisions hereof.

ARTICLE IV

EVENTS OF DEFAULT; REMEDIES

Section 4.01 Events of Default.

“Event of Default,” wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a drawing is made on the Insurance Policy;

(b) the failure of the Issuer to pay interest on the Notes on any Payment Date (without giving effect to the Insurance Policy);

(c) the Issuer fails to retire the Notes on the Scheduled Final Payment Date (without giving effect to the Insurance Policy);

(d) the aggregate Appraised Value of the Mortgaged Properties is less than the Aggregate Note Principal Balance;

(e) any material default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture or any Mortgage (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 4.01 specifically dealt with), which default shall continue unremedied for a period of 60 days after there shall have been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Insurer or by the Noteholders holding at least 25% of the Aggregate Note Principal Balance, a written notice specifying such default and requiring it to be remedied;

(f) the impairment of the validity or effectiveness of this Indenture or the lien of this Indenture or any Mortgage, the subordination of the lien of any Mortgage, the creation of any lien or other encumbrance on any part of the Collateral in addition to the lien of any Mortgage or the failure of the lien of the Mortgages or the lien on any other part of the Collateral to constitute a valid first priority perfected security interest in the Collateral, in each case subject to liens expressly permitted under the terms of the Property Management Agreement and the related Mortgages, provided that if susceptible of cure, no Event of Default shall arise pursuant to this clause (f) until the continuation of any such default unremedied for a period of 5 days or, with respect to the lien of any Mortgage, 30 days after receipt by the Issuer of notice thereof;

(g) a material breach of the representations and warranties of the Issuer contained in Section 9.04 hereof or in Article 4 of any Mortgage;

(h) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities and reorganization or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Issuer or the Issuer GP and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

(i) the Issuer shall voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding or consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of, or relating to, the Issuer or the Issuer GP or of, or relating to, all or substantially all of the assets of the Issuer or the Issuer GP; or

(j) the Mortgaged Properties are transferred or encumbered other than as provided in this Indenture or the Property Management Agreement.

Section 4.02 Acceleration of Maturity; Rescission and Annulment.

If an Event of Default should occur and be continuing, the Indenture Trustee (i) may, with the consent of the Insurer (unless an Insurer Default has occurred and is continuing), and (ii) shall, at the direction of the Controlling Party, declare all of the Notes to be immediately due and payable.

At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due in respect of the Notes has been obtained by the Indenture Trustee as hereinafter provided in this Article IV, the Controlling Party may rescind and annul such declaration and its consequences if:

(a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes and all other amounts that would, in each case, then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and counsel; and

(b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by virtue of such acceleration, have been cured or waived as provided in Section 4.12.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereto.

Section 4.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) If the Issuer fails to pay all amounts due upon an acceleration of the Notes under Section 4.02 forthwith upon demand and such declaration and its consequences shall not have been rescinded and annulled, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may with the consent of the Insurer (unless an Insurer Default has occurred and is continuing), and shall if directed by the Controlling Party, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Collateral, wherever situated, or may institute and prosecute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law.

(b) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion and in any order, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or any Mortgage or by law.

(c) In case (x) there shall be pending, relative to the Issuer or any Person having or claiming an interest in the Collateral, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, (y) a receiver, assignee, debtor-in-possession or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such Person or (z) there shall be pending a comparable judicial proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee, irrespective of whether the principal of or interest on any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and amounts owing to the Insurer and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective attorneys, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee) and of the Noteholders allowed in such proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings;

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, of the Insurer and of the Indenture Trustee on their and its behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders and the Insurer to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders or the Insurer, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective attorneys, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

(d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any related Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(e) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such proceedings.

(f) All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered, subject to the payment priorities of Section 2.11(c).

Section 4.04 Remedies.

If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable pursuant to Section 4.02 hereof and such declaration and its consequences shall not have been rescinded and annulled, the Indenture Trustee, may, with the consent of the Insurer (unless an Insurer Default has occurred and is continuing), and shall at the direction of the Controlling Party, do one or more of the following:

(a) institute, or cause to be instituted, Proceedings for the collection of all amounts then payable on or under the Mortgages or this Indenture with respect to the Notes, whether by declaration of acceleration or otherwise of the sums due and unpaid, prosecute such Proceedings, enforce any judgment obtained and collect from the Collateral the monies adjudged to be payable;

(b) liquidate, or cause to be liquidated, all or any portion of the Collateral at one or more public or private sales called and conducted in any manner permitted by applicable law, provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 4.04(b) at least 10 days prior to the date fixed for such private sale;

(c) institute, or cause to be instituted, Foreclosure Proceedings of all or part of the Collateral;

(d) exercise, or cause to be exercised, any remedies of a secured party under the UCC;

(e) maintain the lien of this Indenture and the Mortgages over the Collateral and, in its own name or in the name of the Issuer or otherwise, collect and otherwise receive in accordance with the Property Management Agreement any money or property at any time payable or receivable on account of or in exchange for the Leases and the Mortgaged Properties in the Collateral;

(f) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee hereunder; and

(g) exercise, or cause to be exercised, any remedies contained in any Mortgage;

provided, however, that the Indenture Trustee shall not, unless required by law, sell or otherwise liquidate all or any portion of the Collateral following any Event of Default except in accordance with Section 4.15.

In the event that the Indenture Trustee, following an Event of Default hereunder, institutes Foreclosure Proceedings, the Indenture Trustee shall promptly give a notice to that effect to the Issuer, the Insurer and each Rating Agency.

Section 4.05 Application of Money Collected.

Any money collected by the Indenture Trustee pursuant to this Article shall be deposited in the Payment Account and, on each Payment Date, shall be applied in accordance with Section 2.11 hereof and, in case of the distribution of such money on account of the principal of or interest on the Notes, upon presentation and surrender of the Notes if fully paid.

Section 4.06 Limitation on Suits.

Except as provided in Section 4.07, no Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(2) the Noteholders holding more than 50% of the Aggregate Note Principal Balance shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(3) such Noteholder or Noteholders have offered to the Indenture Trustee adequate indemnity or security satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding;

(5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Controlling Party; and

(6) an Event of Default shall have occurred and be continuing;

it being understood and intended that no one or more of such Noteholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Noteholders, or to obtain or to seek to obtain priority or preference over any other of such Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Noteholders. Subject to the foregoing restrictions, the Noteholders may exercise their rights under this Section 4.06 independently.

Section 4.07 Unconditional Right of Noteholders to Receive Principal and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Note at Maturity shall have the right, which is absolute and unconditional, to receive payments of interest, principal and other amounts then due on such Note (subject to Section 2.11) and to institute suit for the enforcement of any such payment (subject to Section 4.06), and such rights shall not be impaired without the consent of such Noteholder, unless a non-payment has been cured pursuant to the second paragraph of Section 4.02. The Issuer shall, however, be subject to only one consolidated lawsuit by the Noteholders, or by the Indenture Trustee on behalf of the Noteholders, for any one cause of action arising under this Indenture or otherwise.

Section 4.08 Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

Section 4.09 Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.07, no right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 4.10 Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee, the Insurer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Indenture Trustee, to the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee, the Insurer or the Noteholders, as the case may be.

Section 4.11 Control by Controlling Party.

The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee under Section 4.04, or exercising any trust or power conferred on the Indenture Trustee (including, without limitation, the exercise of its rights under any Account Control Agreement), provided that such direction shall not be in conflict with any rule of law or with this Indenture or involve the Indenture Trustee in personal liability, and provided further that the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction. Notwithstanding the foregoing, the Controlling Party will not be required to provide, and the Indenture Trustee will not be required to obtain, a Tax Opinion in the case of a direction by the Controlling Party to the Indenture Trustee, following an Event of Default, to realize upon the Collateral by liquidating the Collateral or otherwise.

Section 4.12 Waiver of Past Defaults.

Prior to the acceleration of the Maturity of the Notes, the Controlling Party may waive any past default hereunder and its consequences, except a default:

(1) in the distribution of principal on or interest on any Note, which waiver shall require the consent by Noteholders holding 100% of the aggregate Note Principal Balance of all Notes affected thereby;

(2) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Note affected thereby, which waiver shall require the consent by each such Holder;

(3) depriving the Indenture Trustee of a lien on any part the Collateral, which waiver shall require the consent of the Indenture Trustee; or

(4) depriving the Indenture Trustee of any fees, reimbursement, or indemnification, to which the Indenture Trustee is entitled, which waiver shall require the written consent of the Indenture Trustee.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any costs or expenses incurred by the Indenture Trustee in connection with such acceleration and prior to such waiver shall be reimbursable to the Indenture Trustee as an Extraordinary Expense from amounts on deposit in the Payment Account.

Section 4.13 Undertaking for Costs.

All parties to this Indenture agree, and each Noteholder and Note Owner by its acceptance of such Note or an Ownership Interest therein shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses based on time expended, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer, or to any suit instituted by the Indenture Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate at least 25% of the Aggregate Note Principal Balance or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity of such Note.

Section 4.14 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

Section 4.15 Sale of Collateral.

(a) The power to effect any public or private sale of any portion of the Collateral pursuant to Section 4.03 or 4.04 hereof shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until either the entire Collateral shall have been sold or all amounts payable on the Notes, to the Insurer, and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section 5.04 of this Indenture.

(b) Subject to Section 4.15(c), the Indenture Trustee shall not sell the Collateral, or any portion thereof, unless:

(i) the Controlling Party consents to or directs the Indenture Trustee to make the related sales; or

(ii) the proceeds of such liquidation would be greater than or equal to the Aggregate Note Principal Balance plus all accrued and unpaid interest, and any amounts owed to the Insurer.

The foregoing provisions of this Section 4.15 shall not preclude or limit the ability of the Indenture Trustee or its designee to purchase all or any portion of the Collateral at any sale, public or private, and the purchase by the Indenture Trustee or its designee of all or any portion of the Collateral at any sale shall not be deemed a sale or disposition thereof for purposes of this Section 4.15(b).

(c) In the event that the Notes are not fully paid on the Scheduled Final Payment Date, the Controlling Party shall have the right to control the sale of the Collateral.

(d) In connection with a sale of all or any portion of the Collateral:

(i) any Holder or Holders of Notes or the Insurer may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee shall execute and deliver, without recourse, an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof;

(iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey the Issuer’s interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale; and

(iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 4.16 Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of the Mortgages and this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral.

ARTICLE V

THE INDENTURE TRUSTEE

Section 5.01 Certain Duties and Responsibilities.

The Issuer hereby irrevocably constitutes and appoints the Indenture Trustee and any Responsible Officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of the Issuer and in the name of the Issuer or in its own name or in the name of a nominee, from time to time in the Indenture Trustee’s discretion, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture, all as set forth in this Section.

(a) The rights, duties and liabilities of the Indenture Trustee in respect of this Indenture shall be as follows:

(i) The Indenture Trustee shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture that it may deem advisable in order to enforce the provisions hereof or to take any action with respect to a default or an Event of Default hereunder, or to institute, appear in or defend any suit or other proceeding with respect hereto, or to protect the interests of the Noteholders and the Insurer. The Issuer shall prepare and file or cause to be filed, at the Issuer’s expense, a UCC Financing Statement and any continuation statements, describing the Issuer as debtor, the Indenture Trustee as secured party and the Collateral as the collateral, in all appropriate locations in the State of Delaware promptly following the initial issuance of the Notes, and the Indenture Trustee shall prepare and file at each such office continuation statements with respect thereto, in each case within six months prior to each fifth anniversary of the original filing. The Indenture Trustee is hereby authorized and obligated to make, at the expense of the Issuer, all required filings and refilings of which the Indenture Trustee becomes aware, necessary to preserve the liens created by the Mortgages and this Indenture as provided therein and herein. The Indenture Trustee shall not be required to take any action to exercise or enforce the trusts hereby created which, in the opinion of the Indenture Trustee, shall be likely to involve expense or liability to the Indenture Trustee, unless the Indenture Trustee shall have received an agreement satisfactory to it in its sole reasonable discretion to indemnify it against such liability and expense. Except as otherwise expressly provided herein, the Indenture Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements contained herein, or in any other instruments to be performed or observed by the Issuer.

(ii) Subject to the other provisions of this Article V, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provisions of this Indenture, shall examine them to determine whether they are on their face in the form required by this Indenture to the extent expressly set forth herein. If any such instrument is found on its face not to conform to the requirements of this Indenture in a material manner, the Indenture Trustee shall take such action as it deems appropriate to have the instrument corrected. The Indenture Trustee shall not incur any liability in acting upon any signature, notice, request, consent, certificate, opinion, or other instrument reasonably believed by it to be genuine. In administering the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereunder directly or through its agents or attorneys, provided that it shall remain liable for the acts of all such agents and attorneys. The Indenture Trustee may, at its own expense (except as otherwise provided in Section 5.04), consult with counsel, accountants and other professionals to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person nor for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(iii) The Indenture Trustee shall not, except as otherwise provided in Section 5.01(a)(i), have any duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument or other document (including any UCC Financing Statements), or any amendments or supplements to any of said instruments or to determine if any such instrument or other document is in a form suitable for recording, filing or registration, and the Indenture Trustee shall not have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith.

(iv) Whenever in performing its duties hereunder, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may, in the absence of bad faith on the part of the Indenture Trustee, rely upon (unless other evidence in respect thereof be specifically prescribed herein) an Officer’s Certificate of the Issuer GP on behalf of the Issuer, and such Officer’s Certificate shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it on the faith thereof.

(v) Except in its capacity as successor to the Property Manager, the Indenture Trustee shall not have any obligations to see to the payment or discharge of any liens (other than the liens of this Indenture and the Mortgages) upon the Collateral, or to see to the application of any payment of the principal of or interest on any note secured thereby or to the delivery or transfer to any Person of any property released from any such lien, or to give notice to or make demand upon any mortgagor, mortgagee, trustor, beneficiary or other Person for the delivery or transfer of any such property. The Indenture Trustee (and any successor trustee or co-trustee in its individual capacity) nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens or encumbrances on the Collateral, arising as a result of the Indenture Trustee (or such successor trustee or co-trustee, as the case may be) acting negligently, in bad faith or with willful misconduct in its capacity as Indenture Trustee (or such successor trustee or co-trustee, as the case may be).

(vi) The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited monies or of any property or securities or the proceeds thereof that shall be released or withdrawn in accordance with the provisions hereof or of any property or securities or the proceeds thereof that shall be released from the lien hereof or thereof in accordance with the provisions hereof or thereof and the Indenture Trustee shall not have any liability for the acts of other parties that are not in accordance with the provisions hereof.

(b) The rights, duties and liabilities of the Indenture Trustee in respect of the Collateral and this Indenture, in addition to those set forth in Section 5.01(a), shall be as follows:

(i) except during the continuance of an Event of Default with respect to the Notes, the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) the Indenture Trustee may, in the absence of bad faith on its part, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture, to the extent expressly set forth herein.

(c) Subject to Section 4.12 hereof, in case an Event of Default known to the Indenture Trustee with respect to the Notes has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Mortgages, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(i) this subsection shall not be construed to limit the effect of subsections (a), (b) or (c) of this Section;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the

Controlling Party or Noteholders of more than 50% (unless a lower or higher percentage of Noteholders is expressly permitted or required to authorize such action hereunder, in which case such lower or higher percentage) of the Aggregate Note Principal Balance, as the case may be, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes; and

(iv) the Indenture Trustee shall not be charged with knowledge of a default in the observance of any covenant contained in Section 9.06 or Article X unless either (i) a Responsible Officer of the Indenture Trustee shall have actual knowledge of such default or (ii) written notice of such default shall have been given by the Issuer or by any Noteholder to and received by a Responsible Officer of the Indenture Trustee.

(e) The Issuer hereby directs the Indenture Trustee to enter into the Collection Account Agreement and the Lockbox Account Agreement.

Section 5.02 Notice of Defaults.

The Indenture Trustee, promptly but not later than five (5) Business Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge of the occurrence of any default under this Indenture, shall notify the Issuer, the Insurer, the Noteholders and the Rating Agencies of any such default (a “Notice of Default”), unless all such defaults known to the Indenture Trustee shall have been cured before the giving of such notice or unless the same is rescinded and annulled, or waived by the Controlling Party pursuant to Section 4.02 or Section 4.12; provided that, except in the case of a default in the payment of the principal of or interest on any of the Notes, the Indenture Trustee shall be protected in withholding such notice to the Noteholders for a period of no longer than 30 days if and so long as the board of directors, the executive committee or a trust committee composed of directors and/or Responsible Officers of the Indenture Trustee reasonably and in good faith determines that the withholding of such notice is in the best interest of the Noteholders. For the purpose of this Section 5.02, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

Section 5.03 Certain Rights of Indenture Trustee.

Subject to the provisions of Section 5.01, in connection with this Indenture:

(a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties as may be required by such party or parties pursuant to the terms of this Indenture;

(b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the board of directors of the Issuer GP may be sufficiently evidenced by a Resolution, and any request or direction of the Insurer mentioned herein shall be sufficiently evidenced by a written order or request dated and signed in the name of the Insurer by an Authorized Officer of the Insurer;

(c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

(g) the Indenture Trustee may, at its own expense (except as otherwise provided in Section 5.04), execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee, provided that it shall remain liable for the acts of all such attorneys and agents;

(h) the Indenture Trustee shall not be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder;

(i) except with respect to the representations made by it in Section 5.06, the Indenture Trustee shall not make any representations as to the validity or sufficiency of this Indenture; and

(j) the Indenture Trustee shall not at any time have any responsibility or liability with respect to the legality, validity or enforceability of the Collateral other than its failure to act in accordance with the terms of this Indenture or the Property Management Agreement.

Section 5.04 Compensation; Reimbursement; Indemnification.

(a) Subject to Section 5.04(b), the Issuer hereby agrees:

(1) to pay or cause to be paid to the Indenture Trustee, in accordance with the terms of the Property Management Agreement, monthly, the

Indenture Trustee Fee as compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

(2) to reimburse, indemnify or cause to be indemnified and hold harmless the Indenture Trustee, and its directors, officers, employees, agents, Affiliates and Control Persons for any loss, liability, claim, expense or disbursements (including without limitation costs and expenses of litigation, and of investigation, reasonable counsel fees, damages, judgments and amounts paid in settlement) (A) incurred in connection with any act (including any actions taken by the Indenture Trustee or its agents pursuant to Article IV) or omission on the part of the Indenture Trustee with respect to this Indenture (and the transactions contemplated in connection therewith), the Collateral (including but not limited to protecting its interest in the Collateral or collecting any amount payable thereunder or in enforcing its rights with respect to the Collateral, whether or not any legal proceeding is commenced hereunder or under the Mortgages) or the Notes (in each case other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Indenture Trustee’s obligations or duties under this Indenture or the Property Management Agreement), (B) arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about any Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of any Mortgaged Property or any part thereof; and (iv) any failure of any Mortgaged Property to be in compliance with any Applicable Laws, or (C) arising out of or in any way relating to any tax on the making and/or recording of any Mortgage.

Prior to the execution and delivery of this Indenture, the Originators and CFS have executed and delivered the Environmental Indemnity Agreement and CNL has delivered the Performance Undertaking.

With respect to any third party claim:

(i) the Indenture Trustee shall give the Issuer and the Insurer written notice thereof promptly after the Indenture Trustee shall have knowledge thereof;

(ii) while maintaining control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

(iii) notwithstanding the foregoing provisions of this Section 5.04(a), the Indenture Trustee shall not be entitled to reimbursement out of the Payment Account for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, which consent shall not be unreasonably withheld.

The provisions of this Section 5.04(a) shall survive the termination of this Indenture and the resignation or termination of the Indenture Trustee.

The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 5.04(a); provided, however, that (subject to Sections 5.04(b) and 5.04(c)) nothing in this Section 5.04 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture in the event of the Issuer’s failure to pay any sums due the Indenture Trustee pursuant to this Section 5.04.

(b) The obligations of the Issuer set forth in Section 5.04(a) are nonrecourse obligations solely of the Issuer and will be payable only from the Collateral with respect to the Notes. The Indenture Trustee hereby agrees that it has no rights or claims against the Issuer directly and shall only look to the Collateral to satisfy the Issuer’s obligations under Section 5.04(a). The Indenture Trustee also hereby agrees not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of the Issuer.

(c) The Indenture Trustee shall not institute any proceeding seeking the enforcement of such lien against the Collateral unless (i) such proceeding is in connection with a proceeding in accordance with Article IV hereof for enforcement of the lien of the Mortgages and this Indenture for the benefit of the Noteholders and the Insurer after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 5.04) and a resulting declaration of acceleration of Maturity of such Notes that has not been rescinded and annulled, or (ii) such proceeding does not and will not result in or cause a sale or other disposition of the Collateral.

Section 5.05 Corporate Indenture Trustee Required; Eligibility.

The Issuer hereby agrees that there shall at all times be an Indenture Trustee hereunder which shall be a bank (within the meaning of Section 2(a)(5) of the 1940 Act) organized and doing business under the laws of the United States or any State thereof, authorized under such laws to exercise corporate trust powers, having aggregate capital, surplus and undivided profits of at least $100,000,000, and subject to supervision or examination by Federal or State authority, the long-term debt of which is rated not lower than “A-1” by Moody’s and “A+” by S&P and the short-term debt of which is rated not lower than “P-1” by Moody’s and “A-1” by S&P, or is otherwise acceptable to each Rating Agency (as evidenced by Rating Agency Confirmations). If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital, surplus and undivided profits of such bank shall be deemed to be its combined capital, surplus and undivided profits as set forth in its most recent report of condition so published. The Indenture Trustee shall at all times meet the requirements of Section 26(a)(1) of the 1940 Act and shall in no event be an Affiliate of the Issuer or an Affiliate of any Person involved in the organization or operation of the Issuer or be directly or indirectly controlled by the Issuer. If at any time a Responsible Officer of the Indenture Trustee becomes aware that the Indenture Trustee has ceased to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 5.06 Authorization of Indenture Trustee.

The Indenture Trustee represents and warrants as to itself: that it is duly authorized under applicable Federal law, its charter and its by-laws to execute and deliver this Indenture, and to perform its obligations hereunder, including, without limitation, that (assuming it is enforceable against the other parties hereto) this Indenture constitutes its valid and binding obligation enforceable against it in accordance with the Indenture’s terms (subject to applicable bankruptcy and insolvency laws and general principles of equity), that it is duly authorized to accept the Grant to it of the Collateral and is authorized to authenticate the Notes, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained.

Section 5.07 Merger, Conversion, Consolidation or Succession to Business.

Any corporation, bank, trust company or association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or association succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation, bank, trust company or association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 5.08 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until (i) the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 5.09, (ii) payment to the predecessor Indenture Trustee of all unpaid fees, expenses and Property Protection Advances, including interest on such Property Protection Advances as provided in the Property Management Agreement under Articles III and IV thereof and (iii) written confirmation from each Rating Agency that it will not, as a result of such appointment, qualify, downgrade or withdraw its then-current rating assigned to the Notes, without giving effect to the Insurance Policy.

(b) Subject to Section 5.08(a), the Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Insurer and the Rating Agencies. If the respective instruments of acceptance by a successor Indenture Trustee required by Section 5.09 shall not have been delivered to each such party within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of its successor.

(c) Subject to Section 5.08(a), the Indenture Trustee may be removed at any time with respect to the Notes by the Noteholders of a majority of the Aggregate Note Principal Balance and notice of such action by the Noteholders shall be delivered to the Indenture Trustee, the Insurer, the Issuer and the Rating Agencies.

(d) If at any time:

(i) the Indenture Trustee shall cease to be eligible under Section 5.05, or the representations of the Indenture Trustee in Section 5.06 shall prove to be untrue in any material respect, and the Indenture Trustee shall fail to resign after written request therefor by the Issuer GP on behalf of the Issuer or Noteholders of 10% of the Aggregate Note Principal Balance; or

(ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer GP on behalf of the Issuer, may by written notice remove the Indenture Trustee, or (ii) subject to Section 4.13, the Insurer or any Noteholder may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Issuer GP on behalf of the Issuer, shall promptly remove by written notice the Indenture Trustee and appoint a successor Indenture Trustee, who shall comply with the applicable requirements of Section 5.09. If, within 60 days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee shall not have been appointed by the Issuer GP on behalf of the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 5.09, then a successor Indenture Trustee shall be appointed by act of the Controlling Party delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.09, become the successor Indenture Trustee with respect to the Notes.

If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed and accepted appointment in the manner required by Section 5.09, the resigning Indenture Trustee may, on its own behalf, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(f) The Issuer shall give notice of any resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee by giving notice of such event to the Rating Agencies, the Insurer and the Noteholders. Each notice shall include the name of the successor Indenture Trustee and the address of its corporate trust office.

Section 5.09 Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on the request of the Issuer GP on behalf of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, shall take such action as may be requested by the Issuer GP on behalf of the Issuer to provide for the appropriate interest in the Collateral (including, without limitation, the Mortgages) to be vested in such successor Trustee, but shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing.

Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section.

No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

Section 5.10 Unclaimed Funds.

The Indenture Trustee is required to hold any payments received by it with respect to the Notes that are not paid to the Noteholders in trust for the Noteholders. Notwithstanding the foregoing, at the expiration of two years following the Final Payment Date for any Class of Notes, any monies set aside in accordance with Section 2.11(b) for payment of principal, interest and other amounts on such Notes remaining unclaimed by any lawful owner thereof, and, to the extent required by applicable law, any accrued interest thereon shall be remitted to the Issuer to be held in trust by the Issuer for the benefit of the applicable Noteholder until distributed in accordance with applicable law, and all liability of the Indenture Trustee with respect to such money shall thereupon cease; provided, that the Indenture Trustee, before being required to make any such remittance, may, at the expense of the applicable Noteholder, payable out of such unclaimed funds, to the extent permitted by applicable law, and otherwise at the expense of the Issuer, cause to be published at least once but not more than three times in two newspapers in the English language customarily published on each Business Day and of general circulation, in New York, New York, a notice to the effect that such monies remain unclaimed and have not been applied for the purpose for which they were deposited, and that after a date specified therein, which shall be not less than 30 days after the date of first publication of said notice, any unclaimed balance of such monies then remaining in the hands of the Indenture Trustee will be paid to the Issuer upon its written directions to be held in trust for the benefit of the applicable Noteholder until distributed in accordance with applicable law. Any successor to the Issuer through merger, consolidation or otherwise or any recipient of substantially all the assets of the Issuer in a liquidation of the Issuer shall remain liable for the amount of any unclaimed balance paid to the Issuer pursuant to this Section 5.10.

Section 5.11 Illegal Acts.

No provision of this Indenture or any amendment or supplement hereto shall be deemed to impose any duty or obligation on the Indenture Trustee to do any act in the performance of its duties hereunder or to exercise any right, power, duty or obligation conferred or imposed on it, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Indenture Trustee.

Section 5.12 Communications by the Indenture Trustee.

The Indenture Trustee, if any principal of or interest on any Notes due and payable hereunder is not paid, shall send to the Issuer, within one Business Day after the Maturity thereof, a written demand for payment thereon.

Section 5.13 Separate Indenture Trustees and Co-Trustees.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting legal requirements applicable to it in the performance of its duties hereunder, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any of the Collateral subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request. A separate trustee or co-trustee appointed pursuant to this Section 5.13 need not meet the eligibility requirements of Section 5.05.

(b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

(i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee at the direction of the Indenture Trustee;

(ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

(iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

(c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instruments, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for (i) the appropriate interest in the Collateral to be vested in such separate trustee or co-trustee, and (ii) the execution and delivery of any transfer documentation or bond powers that may be necessary to give effect to the transfer of the lien of this Indenture and the Mortgages to the co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture.

(d) Any notice, request or other writing, by or on behalf of the Insurer or any Noteholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

(e) Although co-trustees may be jointly liable, no co-trustee or separate trustee shall be severally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder.

(f) No appointment of a separate trustee or co-trustee pursuant to this Section 5.13 shall relieve the Indenture Trustee of any of its obligations, duties or responsibilities hereunder in any way or to any degree.

ARTICLE VI

REPORTS TO NOTEHOLDERS

Section 6.01 Reports to Noteholders and Others.

(a) Based solely on information with respect to the Collateral provided to the Indenture Trustee by the Property Manager and the Special Servicer pursuant to the Property Management Agreement (and the Indenture Trustee’s calculations based on such information), the Indenture Trustee shall prepare, or cause to be prepared, and make available either in electronic format or by first class mail on each Payment Date, or as soon thereafter as is practicable, to the Issuer, the Insurer, each Initial Purchaser, each Rating Agency and each Noteholder a statement in respect of the payments made on such Payment Date setting forth the information set forth in Exhibit B hereto (the “Trustee Report”). The Indenture Trustee shall promptly make each Trustee Report available via the Indenture Trustee’s Internet website to any Noteholder, Note Owner or prospective investor upon receipt by the Indenture Trustee from such person of a certification in the form of Exhibit F-1 or F-2 attached hereto, as applicable, and to the Insurer, the Issuer, designees of the Issuer, the Rating Agencies and the Initial Purchasers. The Indenture Trustee’s Internet website will be located at “http://www.ctslink.com” or at such other address as the Indenture Trustee shall notify the parties hereto from time to time. For assistance with the Indenture Trustee’s internet website, Noteholders may call (310) 815-6600.

In connection with providing access to the Indenture Trustee’s Internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer as well as an agreement to keep the information so accessed confidential. The Indenture Trustee shall not be liable for having disseminated information in accordance with this Indenture.

The Indenture Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Trustee Report and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

(b) Within a reasonable period of time after the end of each calendar year (but in no event more than 60 days following the end of such calendar year), the Indenture Trustee shall prepare, or cause to be prepared, make available either in electronic format or by first class mail to each Person who at any time during the calendar year was a Noteholder (i) a statement containing the aggregate amount of principal and interest payments on the Notes for such calendar year or applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as the Indenture Trustee deems necessary or desirable for Noteholders to prepare their federal, state and local income tax returns including, without limitation (and to the extent provided to it by the Issuer which shall so cause such information to be provided), the amount of original issue discount accrued on the Notes, if applicable. The obligations of the Indenture Trustee in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code.

Section 6.02 Certain Communications with the Rating Agencies.

Upon request by either Rating Agency, the Indenture Trustee shall make available or send, in the case of all material items, and shall endeavor to make available or send, in the case of all other items, a copy of each supplement, notice, certificate, request, demand, financial statement and amortization schedule sent by it or received by it pursuant to or in connection with the Indenture or the Collateral or any part thereof, other than statements of the Indenture Trustee’s fees and expenses sent by it to the Issuer and any other communications of a similar and solely administrative nature in the Indenture Trustee’s sole opinion, to such Rating Agency and the Insurer.

Section 6.03 Access to Certain Information.

(a) The Indenture Trustee shall afford to the Issuer, the Property Manager, the Special Servicer, the Insurer, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Noteholder, access to any documentation regarding the Collateral within its control that may be required to be provided by this Indenture or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Indenture Trustee designated by it.

(b) The Indenture Trustee shall maintain at its office primarily responsible for administration of the Collateral and shall deliver to the Issuer, the Insurer, the Rating Agencies and, subject to the succeeding paragraph, any Noteholder or Note Owner or Person identified to the Indenture Trustee as a prospective transferee of a Note or an Ownership Interest therein (at the reasonable request and, except for the Rating Agencies, expense of the requesting party), copies of the following items (to the extent that such items have been delivered to the Indenture Trustee or the Indenture Trustee can cause such items to be delivered to it without unreasonable burden or expense): (i) the Memorandum or any other private placement memorandum or disclosure document relating to the Notes, in the form most recently provided to the Indenture Trustee by the Issuer or by any Person designated by the Issuer; (ii) this Indenture, the Limited Partnership Agreement, the Property Management Agreement, the Sale and Contribution Agreement and any amendments hereto or thereto; (iii) all reports prepared by, and all reports delivered to, the Indenture Trustee, the Property Manager or the Special Servicer in such capacities since the Closing Date; (iv) all Officer’s Certificates delivered by the Property Manager and the Special Servicer since the Closing Date pursuant to Section 3.13 of the Property Management Agreement and all Officer’s Certificates delivered by the Issuer GP on behalf of the Issuer since the Closing Date pursuant to Section 9.07 of this Indenture; (v) all accountants’ reports caused to be delivered by the Property Manager and the Special Servicer since the Closing Date pursuant to Section 3.14 of the Property Management Agreement; (vi) all Determination Date Reports, Special Servicer Reports and Realized Loss Reports since the Closing Date prepared pursuant to Section 4.01 of the Property Management Agreement; (vii) the Lease Files, including any and all modifications, waivers and amendments of the terms of each Lease entered into or consented to by the Property Manager or the Special Servicer and delivered to the Indenture Trustee pursuant to Section 3.19 of the Property Management Agreement or otherwise; and (viii) any and all Officer’s Certificates and other evidence to support the Property Manager’s or the Special Servicer’s, as the case may be, determination that any Property Protection Advance was or, if made, would be a Nonrecoverable Property Protection Advance. The Indenture Trustee shall make available copies of any and all of the foregoing items upon request of any party set forth in the previous sentence. However, the Indenture Trustee shall be permitted to require of such party the payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies as are requested by such party.

If requested by any Noteholder, the Indenture Trustee shall request that the Property Manager provide (i) the most recent inspection report prepared by the Property Manager or the Special Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a) of the Property Management Agreement; (ii) the most recent available operating statement and financial statements of the related Tenant collected by the Property Manager or the Special Servicer pursuant to Section 3.12(b) of the Property Management Agreement, together with the accompanying written reports to be prepared by the Property Manager or the Special Servicer, as the case may be, pursuant to Section 3.12(c) of the Property Management Agreement; and (iii) any and all notices and reports with respect to any Mortgaged Property as to which environmental testing is contemplated by Section 10.08 of this Indenture.

The Indenture Trustee will make available, upon reasonable advance notice and at the expense of the requesting party, copies of the above items to any Noteholder or Note Owner and to prospective purchasers of Notes; provided, that, as a condition to making such items available, the Indenture Trustee shall require (a) in the case of Noteholders or Note Owners, a confirmation executed by the requesting Person substantially in the form of Exhibit F-1 hereto generally to the effect that such Person is a Noteholder or Note Owner, is requesting the information solely for use in evaluating such Person’s investment in the related Notes and will otherwise keep such information confidential and (b) in the case of a prospective purchaser, confirmation executed by the requesting Person and such Person’s prospective transferor substantially in the form of Exhibit F-2 hereto generally to the effect that such Person is a prospective purchaser of Notes, is requesting the information solely for use in evaluating a possible investment in such Notes and will otherwise keep such information confidential.

(c) The Indenture Trustee shall not be liable for any dissemination of information made in accordance with Section 6.03(a) or (b).

ARTICLE VII

REDEMPTION

Section 7.01 Redemption of the Notes.

The Notes shall not, either individually or collectively, be subject to mandatory or optional redemption by the Issuer after the issuance thereof.

ARTICLE VIII

SUPPLEMENTAL INDENTURES; AMENDMENTS

Section 8.01 Supplemental Indentures or Amendments Without Consent of Noteholders.

Without the consent of any Noteholder, but with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) and upon 20 days’ prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes, the Property Management Agreement, the Sale and Contribution Agreement, the Environmental Indemnity Agreement or the Performance Undertaking for any of the following purposes:

(1) to correct any typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in the Notes, the Property Management Agreement, the Sale and Contribution Agreement, the Environmental Indemnity Agreement or the Performance Undertaking; provided such action shall not adversely affect the interests of the Noteholders in any material respect;

(2) to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee so long as the interests of the Noteholders or the Insurer would not be adversely affected in any material respect;

(3) to correct any manifestly incorrect description, or amplify the description, of any property subject to the lien of the Mortgages or this Indenture;

(4) to modify the Indenture, the Property Management Agreement, the Sale and Contribution Agreement, the Environmental Indemnity Agreement or the Performance Undertaking as required or made necessary by any change in applicable law, so long as the interests of the Noteholders would not be adversely affected in any material respect;

(5) to add to the covenants of the Issuer or any other party for the benefit of the Noteholders, or to surrender any right or power conferred upon the Issuer under this Indenture, the Property Management Agreement, the Sale and Contribution Agreement, the Environmental Indemnity Agreement or the Performance Undertaking;

(6) to add any additional Events of Default hereunder or Servicer Replacement Events under the Property Management Agreement, provided such action shall not adversely affect the interests of the Noteholders in any material respect; or

(7) to evidence and provide for the acceptance of appointment by a successor Indenture Trustee, Property Manager or Special Servicer.

No such supplemental indenture or amendment shall be effective unless the Indenture Trustee and the Insurer shall have first received a Tax Opinion and an Opinion of Counsel to the effect that such amendment will not (i) cause the imposition of a tax on the Issuer, (ii) cause any Class of Notes to be characterized other than as indebtedness for federal income tax purposes or (iii) cause any of the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation §1.001-3.

Without the consent of any Noteholder, but with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) and upon 20 days’ prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more amendments to any Account Control Agreement and the Indenture Trustee is authorized to enter into any such amendment at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing).

Section 8.02 Supplemental Indentures With Consent.

With the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) or, if any Insurer Default has occurred and is continuing, the Noteholders of not less than 66 2/3% of the Aggregate Note Principal Balance, and 20 days’ prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes, the Property Management Agreement, the Sale and Contribution Agreement, the Environmental Indemnity Agreement or the Performance Undertaking for the purpose of adding any provisions hereto or thereto, changing in any manner or eliminating any of the provisions hereof or thereof or modifying in any manner the rights of the Noteholders hereunder or thereunder; provided that no such supplemental indenture or amendment shall be effective unless the Indenture Trustee and the Insurer shall have first received an opinion of counsel to the effect that such amendment will not (i) cause the imposition of a tax on the Issuer, (ii) cause any Class of Notes to be characterized other than as indebtedness for federal income tax purposes or (iii) cause any of the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation §1.001-3; and provided further that no such supplemental indenture or amendment may, without the consent of the Noteholders of 100% of the aggregate Note Principal Balance of the Outstanding Notes affected thereby,

(1) change the Scheduled Final Payment Date or the Payment Date of any principal, interest or other amount on any Note;

(2) reduce the Note Principal Balance of a Note, or the Note Rate herein;

(3) authorize the Indenture Trustee to agree to delay the timing of, or reduce the payments to be made on or in respect of, the Mortgaged Properties or the Leases, except as provided in this Indenture, in the Property Management Agreement or in the Sale and Contribution Agreement;

(4) change the coin or currency in which the principal of any Note or interest thereon is payable;

(5) impair the right to institute suit for the enforcement of any such payment on or after the Scheduled Final Payment Date;

(6) reduce the percentage of the then Aggregate Note Principal Balance, the consent of whose Holders is required for any supplemental indenture or amendment, or the consent of whose Holders is required for any waiver of defaults under this Indenture and their consequences provided for in this Indenture, or for any other reason under this Indenture;

(7) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes set forth in this Indenture;

(8) except as otherwise expressly provided in this Indenture, in the Property Management Agreement or in any Mortgage, deprive the Indenture Trustee of the benefit of a first priority security interest in the Collateral;

(9) modify Section 2.11 of this Indenture; or

(10) release from the lien of the Mortgages or this Indenture (except as specifically permitted under this Indenture, the Property Management Agreement or the related Mortgage) all or any part of the Collateral.

It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 8.03 Delivery of Supplements and Amendments.

Promptly after the execution by the Issuer and the Indenture Trustee (and the Insurer, if required) of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable out of the Collateral pursuant to Section 5.04, shall furnish a notice setting forth in general terms the substance of such supplemental indenture or amendment to the Rating Agencies and to each Noteholder at the address for such Noteholder set forth in the Note Register.

Section 8.04 Execution of Supplemental Indentures, etc.

In executing, or accepting the additional trusts created by, any supplemental indenture or amendment permitted by this Article or in accepting the modifications thereby of the trusts created by this Indenture or in giving any consent to any modification of any Lease under Section 5.01(a) hereunder, the Indenture Trustee shall be entitled to receive, at the Issuer’s expense payable out of the Collateral pursuant to Section 5.04, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture, amendment or modification is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment or consent to any such modification which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 8.05 Amendments to the Insurance Policy.

Notwithstanding any contrary provision in any other Transaction Document, none of the Issuer, the Indenture Trustee or the Insurer will consent to any amendment to the Insurance Policy without providing not less than 20 days’ prior written notice to the Rating Agencies with respect to such amendment.

ARTICLE IX

COVENANTS; WARRANTIES

Section 9.01 Maintenance of Office or Agency.

The Issuer shall maintain or cause to be maintained an office or agency in the continental United States where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer shall give prompt written notice to the Indenture Trustee, the Insurer and the Noteholders of the location, and any change in the location, of such office or agency.

Section 9.02 Existence and Good Standing.

Subject to Section 9.08, the Issuer will, and will cause the Issuer GP to, keep in full effect its existence, rights and franchises under the laws of its jurisdiction of organization, and will remain in good standing as a foreign limited partnership or limited liability company, as the case may be, in each jurisdiction to the extent the failure to remain in good standing would affect materially and adversely the enforceability of this Indenture or the Issuer’s performance hereunder.

Section 9.03 Payment of Taxes and Other Claims.

(a) The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments, governmental charges and claims (the “Taxes”) levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on the tax returns filed by Issuer, except any such Taxes which the Issuer is in good faith contesting in appropriate proceedings and with respect to which adequate reserves are established if required in accordance with GAAP, provided, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Collateral. The Issuer GP, in its individual capacity, shall not be liable for any such Taxes, except to the extent liable under law. Upon the written direction of Property Manager, the Indenture Trustee is authorized to pay out of the Payment Account, prior to making payments on the Notes, any such Taxes which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Collateral.

(b) After prior written notice to the Indenture Trustee, the Issuer, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing, (ii) the Issuer is not prohibited from doing so under the provisions of any mortgage, deed of trust or deed to secure debt affecting the Mortgaged Property, (iii) such proceeding shall suspend the collection of the Taxes from the Issuer and from the Mortgaged Property or the Issuer shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Issuer is subject and shall not constitute a default thereunder, (v) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) unless the Issuer has paid all of the Taxes under protest, the Issuer has furnished such security as may be required in the proceeding, as may be reasonably requested by the Indenture Trustee to insure the payment of any contested Taxes, together with all interest and penalties thereon.

Section 9.04 Validity of the Notes; Title to the Collateral; Lien.

(a) The Issuer represents and warrants to the other parties hereto that the Issuer is duly authorized under applicable law and the Limited Partnership Agreement to create and issue the Notes, to pledge the Collateral to the Indenture Trustee, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Collateral which it has executed and delivered, and that all partnership action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Notes, when issued, will be, and this Indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditor’s rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Issuer represents and warrants to the other parties hereto that (i) the Issuer has good title to, and is the sole owner of, each Lease and related Mortgaged Property and all other Collateral, free and clear of any pledge, lien, encumbrance or security interest other than Permitted Exceptions and the liens created hereby and under the Mortgages, (ii) this Indenture creates a valid and continuing security interest in each item of Collateral in which a security interest may be created under Article 9 of the UCC in favor of the Indenture Trustee, which security interest is prior to all other liens, encumbrances and security interests, subject only to exceptions permitted in this Indenture, in the Property Management Agreement and in the related Mortgages, and is enforceable as such against creditors of and purchasers from the Issuer, (iii) each Mortgage creates a valid lien upon the Mortgaged Property and Lease specified therein, which lien is prior to all other liens, encumbrances and security interests, subject only to exceptions permitted in this Indenture, in the Property Management Agreement and in such Mortgage, and is enforceable as such against creditors of and purchasers from the Issuer, (iv) the assignment of rents contained in each Mortgage (or in a separate document, if required by the local jurisdiction) constitutes the legal, valid, binding and enforceable assignment of the Issuer’s rights in each related Lease, subject only to exceptions permitted in this Indenture, in the Property Management Agreement and in such Mortgage or separate document, and (v) the Issuer has received all consents and approvals required by the terms of the Collateral to Grant such Collateral to the Indenture Trustee as provided herein and in the related Mortgages.

(c) The Issuer has caused the filing of an appropriate financing statement with the Secretary of State of the State of Delaware in order to perfect the security interests in the Collateral granted to the Indenture Trustee hereunder, to the extent such security interests may be perfected by such filing.

(d) Other than the lien and security interest Granted to the Indenture Trustee hereunder and under the Mortgages (and as otherwise provided in the Property Management Agreement), the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statements filed in favor of the Indenture Trustee. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(e) All cash and investment property at any time owned by the Issuer and held as part of the Collateral shall be deposited and maintained by the Issuer in, as applicable, the Collection Account, the Lease Security Deposit Account, the Insurance Policy Proceeds Account, the Property Proceeds Retention Account, the Lockbox Accounts, any other account subject to an Account Control Agreement or the Payment Account. Each such account shall be maintained in the name of the Issuer or the Indenture Trustee, and the Issuer has not consented to the bank or securities intermediary maintaining any such account to comply with instructions or entitlement orders of any person other than the Property Manager or the Indenture Trustee. The Issuer will ensure that the bank or securities intermediary maintaining the Collection Account, the Lease Security Deposit Account, the Insurance Policy Proceeds Account, the Property Proceeds Retention Account, the Lockbox Accounts, or any other account held as part of the Collateral, on or promptly after the establishment of such account, executes and delivers to the Indenture Trustee an Account Control Agreement with respect to such account.

(f) The Issuer represents and warrants to the other parties hereto that the Indenture is not required to be qualified under the 1939 Act and that the Issuer is not required to be registered as an “investment company” under the 1940 Act.

Section 9.05 Protection of Collateral.

The Issuer, and, to the extent directed by the Issuer or the Controlling Party, the Indenture Trustee, will from time to time execute and deliver all such amendments and supplements hereto (subject to Sections 8.01 and 8.02) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a) Grant more effectively all or any portion of the Collateral securing the Notes;

(b) maintain or preserve the lien (and the priority thereof) of the Mortgages and this Indenture or carry out more effectively the purposes hereof;

(c) perfect, publish notice of, or protect the validity of any Grant made or to be made by or in the Mortgages or this Indenture;

(d) enforce any of the Leases included in the Collateral; or

(e) preserve and defend title to the Collateral and the rights of the Indenture Trustee in the Collateral against the claims of all Persons and parties.

The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute and deliver any financing statement, continuation statement or other instrument required pursuant to this Section 9.05; provided that, subject to and consistent with Section 5.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments.

Section 9.06 Negative Covenants.

For so long as the Notes are outstanding or the Insurance Policy is in effect, neither the Issuer nor the Issuer GP shall:

(a) cause or permit a voluntary or involuntary sale, transfer, exchange, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest of any Mortgaged Property, Lease or any part thereof or any legal or beneficial interest therein or any other part of the Collateral, except as expressly permitted by this Indenture or the Property Management Agreement;

(b) dissolve or liquidate in whole or in part, except as provided in Section 9.08;

(c) engage, directly or indirectly, in any business other than that arising out of the issue of the Notes and the actions contemplated or required to be performed under this Indenture, the Limited Partnership Agreement, the Issuer GP LLC Agreement, the Property Management Agreement, the Environmental Indemnity Agreement, the Performance Undertaking or the Sale and Contribution Agreement;

(d) incur, create or assume any indebtedness for borrowed money other than the Notes or otherwise pursuant to the Transaction Documents;

(e) make, or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Notes and the Collateral;

(f) voluntarily file a petition for bankruptcy or reorganization, make an assignment for the benefit of creditors or commence any similar proceeding;

(g) change its state of organization, name, identity or partnership status, or otherwise amend the Limited Partnership Agreement or the Issuer GP LLC Agreement, without notifying the Indenture Trustee of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in the Issuer’s partnership status or any such amendment, without first obtaining the prior written consent of the Indenture Trustee and the Insurer (so long as not Insurer Default has occurred and is continuing) and Rating Agency Confirmation;

(h) withdraw or direct any party to withdraw any funds from the Lockbox Accounts or the Collection Account, other than in accordance with the terms of the Transaction Documents; or

(i) engage in any business or activity other than as permitted under the Limited Partnership Agreement and the Issuer GP LLC Agreement.

Section 9.07 Statement as to Compliance.

The Issuer shall deliver to the Indenture Trustee, the Insurer and to each Rating Agency, within 120 days after the end of each fiscal year commencing with 2005, an Officer’s Certificate of the Issuer GP on behalf of the Issuer stating that, in the course of the performance by the officer executing such Officer’s Certificate of such officer’s present duties as an officer of the Issuer GP, such officer would normally obtain knowledge or have made due inquiry as to the existence of any condition or event which would constitute an Event of Default after notice or lapse of time or both and that to the best of the officer’s knowledge, (a) the Issuer has fulfilled all of its obligations under this Indenture in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to such officer and the nature and status thereof.

Section 9.08 Issuer May Consolidate, Etc., Only on Certain Terms.

(a) For so long as the Notes are outstanding or the Insurance Policy is in effect, the Issuer may not consolidate or merge with or into any other Person or convey or transfer all or substantially all of the Collateral to any Person (other than as provided in the Transaction Documents), without the consent of the Controlling Party and unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the Collateral (the “Successor Person”), shall be a Person organized and existing under the laws of the United States of America or of any State thereof, shall have expressly assumed by written instrument, and executed and delivered such written instrument to the Indenture Trustee, the obligation (to the same extent as the Issuer was so obligated) to make payments of principal, interest and other amounts on all of the Notes and pay amounts owed to the Insurer and the obligation to perform every covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) at the time of, and immediately after giving effect to, such transaction, no default, no Event of Default or Early Amortization Event shall have occurred and be continuing;

(iii) the Indenture Trustee and the Insurer shall have received written confirmation from each Rating Agency to the effect that the consummation of such transaction will not cause such Rating Agency to qualify, downgrade or withdraw its then current rating of any Class of Notes without giving effect to the Insurance Policy;

(iv) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officers’ Certificate and an Opinion of Counsel, each to the effect that, such consolidation, merger, conveyance or transfer complies with and satisfies all conditions precedent relating to the transactions set forth in this Section 9.08;

(v) the Successor Person shall have delivered to the Indenture Trustee and the Insurer an Officer’s Certificate stating that (1) the Successor Person has good and marketable title to the Collateral, free and clear of any lien, security interest or charge other than the lien and security interest of the Mortgages and this Indenture and any other lien permitted hereby, and (2) immediately following the event which causes the Successor Person to become the Successor Person, the Indenture Trustee continues to have a perfected security interest in the Collateral to the extent a security interest may be created and perfected under Article 9 of the UCC and a valid, first priority lien (subject to Permitted Exceptions) in the Mortgaged Properties and Leases; and

(vi) the Successor Person shall have delivered to the Indenture Trustee and the Insurer an Officer’s Certificate and an Opinion of Counsel each stating that, with respect to a Successor Person that is a corporation, partnership or trust, such Successor Person shall be duly organized, validly existing and in good standing in the jurisdiction in which such Successor Person is organized; that the Successor Person has sufficient power and authority to assume the obligations set forth in clause (i) above and to execute and deliver an indenture supplement hereto for the purpose of assuming such obligation; that the Successor Person has duly authorized the execution, delivery and performance of any indenture supplement and that such supplemental indenture is a valid, legal and binding obligation of the Successor Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditor’s rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); and that, immediately following the event which causes the Successor Person to become the Successor Person, the Indenture Trustee continues to have a perfected security interest in the Collateral to the extent a security interest may be created and perfected under Article 9 of the UCC.

(b) Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the Collateral securing the Notes, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Successor Person had been named as the Issuer herein. In the event of any such conveyance or transfer of the Collateral permitted by this Section 9.08, the Person named as the “Issuer” in the first paragraph of this Indenture, or any successor that shall theretofore have become such in the manner prescribed in this Article and that has thereafter effected such a conveyance or transfer, may be dissolved, wound up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the then Outstanding Notes and from its obligations under this Indenture.

Section 9.09 Purchase of Notes.

The Issuer may at any time and from time to time acquire Notes, in its discretion, by open market purchases in privately negotiated transactions or otherwise.

Section 9.10 Performance of Issuer’s Duties by the Issuer GP.

The duties of the Issuer will be performed on behalf of the Issuer by the Issuer GP pursuant to the Limited Partnership Agreement.

Section 9.11 Satisfaction of Bridge Financing.

The Issuer represents and warrants to the parties hereto that the proceeds of the issuance of the Notes have been applied by the Issuer, as of the Closing Date, to the satisfaction of the Issuer’s outstanding obligations under the Bridge Financing, and as of the Closing Date the Issuer (i) has no further obligations under the Bridge Financing, and (ii) has no indebtedness for borrowed money other than the Notes.

ARTICLE X

COVENANTS REGARDING MORTGAGED PROPERTIES

Section 10.01 Insurance.

(a) The Issuer will be required to maintain insurance of the types and amounts set forth in the Property Management Agreement. The Issuer shall comply with all such insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any Mortgaged Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required thereunder to be maintained by the Issuer on or with respect to any part of a Mortgaged Property.

Section 10.02 Leases and Rents.

(a) With respect to each Mortgaged Property, the Issuer (or the Property Manager on the Issuer’s behalf) (i) shall observe and perform all the obligations imposed upon the lessor under the Lease and shall not do or permit to be done anything to impair materially the value of any Mortgaged Property or Lease as security, (ii) shall promptly send copies to the Indenture Trustee of all notices of default which the Issuer shall send or receive under the Leases, (iii) shall notify the Indenture Trustee in writing of any material change in the status of any tenancy at the Mortgaged Property, including, without limitation, the vacating, surrender or going dark of any Tenant, even if such action is expressly permitted by the terms of such Tenant’s Lease, (iv) shall enforce all of the material terms, covenants and conditions contained in the Lease upon the part of the Tenant thereunder to be observed or performed (including without limitation collecting financial information from each Tenant), (v) shall not collect any Monthly Lease Payment more than one month in advance (except that security deposits shall not be deemed Monthly Lease Payments collected in advance), (vi) shall not execute any assignment of the lessor’s interest in the Lease or the Monthly Lease Payments except as permitted under the

Property Management Agreement, and (vii) shall not consent to any assignment of or subletting under the Lease not in accordance with its terms, without the prior written consent of the Property Manager. The Issuer shall not agree to any material modification of a Lease except in accordance with the terms of the Property Management Agreement.

Section 10.03 Compliance With Laws.

With respect to each Mortgaged Property:

(a) The Issuer shall promptly comply in all material respects with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Mortgaged Property, or the use thereof (“Applicable Laws”).

(b) The Issuer shall from time to time, upon the Indenture Trustee’s request, provide the Indenture Trustee with evidence reasonably satisfactory to the Indenture Trustee that the Mortgaged Property complies in all material respects with all Applicable Laws or is exempt from compliance with Applicable Laws.

(c) Notwithstanding any provisions set forth herein or in any document regarding the Property Manager’s approval of alterations of the Mortgaged Property, the Issuer shall not alter the Mortgaged Property in any manner which would materially increase the Issuer’s responsibilities for compliance with Applicable Laws without the prior written approval of the Property Manager. The Property Manager’s approval of the plans, specifications, or working drawings for alterations of the Mortgaged Property shall create no responsibility or liability on behalf of the Property Manager for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by the Issuer or by any of its Tenants. The Property Manager may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to the Property Manager.

(d) The Issuer shall give prompt notice to the Indenture Trustee of the receipt by the Issuer of any governmental agency notice related to a violation of any Applicable Laws and of the commencement of any governmental agency proceedings or investigations which relate to compliance with Applicable Laws.

(e) After prior written notice to the Indenture Trustee, the Issuer, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Mortgaged Property, provided that (i) no Event of Default has occurred and is continuing under any Mortgage or this Indenture, (ii) the Issuer is not prohibited from doing so under the provisions of any Lease and any other mortgage, deed of trust or deed to secure debt affecting the Mortgaged Property, (iii) such proceeding shall not be prohibited under, and shall be conducted in accordance with, the provisions (if any) of any other instrument to which the Issuer or the Mortgaged Property is subject and shall not constitute a default thereunder, (iv) neither the Mortgaged Property, any part thereof or interest therein, any of the Tenants or occupants thereof, nor the Issuer shall be affected in any materially adverse way as a result of such proceeding, (v) non-compliance with the Applicable Laws shall not impose criminal liability on the Issuer or civil or criminal liability on the Indenture Trustee, and (vi) the Issuer shall have furnished to the Indenture Trustee all other items reasonably requested by the Indenture Trustee.

Section 10.04 Estoppel Certificates.

The Issuer shall use its best efforts to deliver or cause to be delivered to the Indenture Trustee, promptly upon request, duly executed estoppel certificates from any one or more Tenants as required by the Property Manager attesting to such facts regarding the Lease as the Property Manager may require, including but not limited to, attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Monthly Lease Payments have been paid more than one month in advance, and that the Tenant claims no defense or offset against the full and timely performance of its obligations under the related Lease.

Section 10.05 Other Rights, Etc.

It is agreed that the risk of loss or damage to the Mortgaged Property is on the Issuer, and the Indenture Trustee shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to maintain insurance policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by the Indenture Trustee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or Collateral not in the Indenture Trustee’s possession.

Section 10.06 Right to Release Any Portion of the Collateral.

The Indenture Trustee may release any portion of the Collateral without, as to the remainder of the Collateral, in any way impairing or affecting the lien or priority of this Indenture, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by the Indenture Trustee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof, all in accordance with the terms hereof and of the Property Management Agreement. This Indenture shall continue as a lien and security interest in the remaining portion of the Collateral to which it applies.

Section 10.07 Environmental Covenants.

The Issuer covenants and agrees that so long as the Issuer owns, manages, is in possession of, or otherwise controls the Mortgaged Property: (a) all uses and operations on or of the Mortgaged Property, whether by the Issuer or any other person or entity, shall be in material compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Mortgaged Property; (c) there shall be no Hazardous Materials present at, in, on, or under the Mortgaged Property or generated, managed, stored, treated, transported or disposed in connection with the use and operation of the Mortgaged Property, except those that are both (i) in material compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii) in amounts necessary to operate the Mortgaged Property; (d) the Issuer shall keep the Mortgaged Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of the Issuer or any other person or entity (the “Environmental Liens”); (e) the Issuer shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 10.08 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) the Issuer shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Mortgaged Property, pursuant to any reasonable written request of the Property Manager and share with the Indenture Trustee the reports and other results thereof, and the Indenture Trustee shall be entitled to rely on such reports and other results thereof; (g) the Issuer shall, at its sole cost and expense, comply with all reasonable written requests of the Property Manager to (i) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Mortgaged Property associated with a Release; and (ii) comply with any Environmental Law; (h) the Issuer shall not allow any Tenant or other user of the Mortgaged Property to violate any Environmental Law in any material respect; and (i) the Issuer shall immediately notify the Property Manager in writing after it has become aware of (A) any presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Mortgaged Property, (B) any non-compliance with any Environmental Laws related in any way to the Mortgaged Property, (C) any actual or potential Environmental Lien, (D) any required or proposed governmental agency investigation, remediation or other response to environmental conditions relating to the Mortgaged Property, and (E) any written or oral notice or other communication of which the Issuer becomes aware from any source whatsoever (including but not limited to a governmental agency) relating in any way to Hazardous Materials at the Mortgaged Property in violation of Environmental Law.

“Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies, consent decrees or settlement agreements and other governmental directives or requirements, as well as common law, that apply to any Mortgaged Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act, as amended. “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any Mortgaged Property is regulated by or prohibited by any federal, state or local authority (a “Regulated Substance”); any Regulated Substance that requires special handling; and any other material, substance or waste now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant” or other words of similar import within the meaning of any Environmental Law. “Release” of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials, including the threat of any of the foregoing.

Section 10.08 Operations and Maintenance Programs.

Where recommended by environmental assessment or audit of the Mortgaged Property, the Issuer shall establish and comply with an operations and maintenance program with respect to the Mortgaged Property, in form and substance reasonably acceptable to the Property Manager, prepared by an environmental consultant reasonably acceptable to the Property Manager, which program shall address any asbestos-containing material or lead-based paint that may now or in the future be detected at or on the Mortgaged Property. Without limiting the generality of the preceding sentence, the Property Manager may require (a) periodic notices or reports to the Property Manager in form, substance and at such intervals as the Property Manager may specify, (b) an amendment to such operations and maintenance program to address changing Environmental Law, (c) at the Issuer’s sole expense, supplemental examination of the Mortgaged Property by consultants specified by the Property Manager, (d) access to the Mortgaged Property by the Property Manager, its agents or servicer, to review and assess the environmental condition of the Mortgaged Property and the Issuer’s compliance with any operations and maintenance program, (e) variation of the operations and maintenance program in response to the reports provided by any such consultants and (f) where reasonably required, the removal or abatement of asbestos-containing material or lead-based paint present at the Mortgaged Property.

ARTICLE XI

COSTS

Section 11.01 Performance at the Issuer’s Expense.

The Issuer acknowledges and confirms that the Indenture Trustee shall impose certain administrative processing fees in connection with the release or substitution of any Mortgaged Property (the occurrence of any of the above shall be called an “Event”), which fees are payable to the Indenture Trustee under the Property Management Agreement as an Extraordinary Expense. The Issuer further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Mortgaged Property or any part thereof, whether required by law, regulation or any governmental or quasi-governmental authority. The Issuer hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by the Indenture Trustee from time to time, upon the occurrence of any Event or otherwise, in accordance with the priorities set forth herein and in the Property Management Agreement. Wherever it is provided for herein that the Issuer pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of the Indenture Trustee, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise, in accordance with the priorities set forth herein.

ARTICLE XII

MISCELLANEOUS

Section 12.01 Execution Counterparts.

This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.02 Compliance Certificates and Opinions, etc.

Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

Section 12.03 Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer GP, on behalf of the Issuer, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer GP on behalf of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer GP, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Whenever this Indenture requires that a document or instrument (other than any Note) be delivered in substantially the form attached hereto as an exhibit, modifications and additions to and deletions from any such exhibit reflected in such document or instrument as delivered hereunder shall not impair the validity or acceptability of such document or instrument (nor shall any Person be entitled to reject such document or instrument as a result thereof) to the extent that such modifications, additions or deletions are approved by the Issuer and are made in a manner consistent with applicable law (including changes thereto).

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that any Person shall deliver any document as a condition of the granting of such application, or as evidence of such Person’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of such Person to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article V.

Section 12.04 No Oral Change.

This Indenture, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Issuer or the Indenture Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought and otherwise in accordance herewith.

Section 12.05 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or the Noteholders of any Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Indenture Trustee and the Issuer if made in the manner provided in this Section. With respect to authorization to be given or taken by Noteholders, the Indenture Trustee shall be authorized to follow the written directions or the vote of Noteholders of Notes representing more than 50% of the Aggregate Note Principal Balance (or Outstanding Notes of the affected Class, if applicable), unless any greater or lesser percentage is required by the terms hereunder.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The Note Principal Balance and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, election, declaration, waiver or other act of any Noteholder shall bind every future Noteholder of the same Note and the Noteholder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.06 Computation of Percentage of Noteholders.

Unless otherwise specified herein, whenever this Indenture states that any action may be taken by a specified percentage of the Noteholders or the Noteholders of any Class, such statement shall mean that such action may be taken by the Noteholders of such specified percentage of the Aggregate Note Principal Balance or such Class of Notes, respectively.

Section 12.07 Notice to the Indenture Trustee, the Issuer and Certain Other Persons.

Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to: (i) in the case of the Issuer, c/o Net Lease Funding 2005, LLC, 450 South Orange Avenue, Orlando, Florida 32801, facsimile number: 407-540-2103, Attention: Treasurer; (ii) in the case of the Indenture Trustee, Wells Fargo Bank, N.A., for note transfer purposes and payment services, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services (CMBS), Net Lease Funding 2005, and for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services (CMBS), Net Lease Funding 2005, facsimile number: 410-715-2380; (iii) in the case of each Rating Agency, the address of such Rating Agency specified in the Property Management Agreement; and (iv) in the case of the Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Structured Financial Corporate, facsimile number: 914-765-3810, or, as to each such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 12.08 Notices to Noteholders; Notification Requirements and Waiver.

Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given if in writing and delivered by courier or mailed by first class mail, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is delivered or mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular courier and mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give any such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a default or Event of Default.

Section 12.09 Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

Section 12.10 Interest Charges; Waivers.

This Indenture is subject to the express condition that at no time shall the Issuer be obligated or required to pay interest hereunder at a rate which could subject the Indenture Trustee to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Issuer is permitted by applicable law to contract or agree to pay. If by the terms of this Indenture, the Issuer is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, such rate shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

The Issuer expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Indenture, except for notices expressly provided for in this Indenture, the Mortgages or the Notes.

Section 12.11 Severability Clause.

In case any provision of this Indenture or of the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the extent permitted by law, not in any way be affected or impaired thereby.

Section 12.12 Governing Law.

(a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

(b) Any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note or the Collateral may be brought and enforced in the courts of the State of New York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New York and the Issuer irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Issuer hereby waives, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum. As long as any of the Notes remain Outstanding, service of process upon the Issuer shall, to the fullest extent permitted by law, be deemed in every respect effective service in any such legal action or proceeding.

Section 12.13 Insurer Default.

If an Insurer Default has occurred and is continuing, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action (or waive any right to take action) under this Indenture, shall be inoperative; provided, however, that upon the cure of any such Insurer Default, such rights shall be reinstated.

Section 12.14 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.15 Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and any other party secured hereunder or named as a beneficiary of any provision hereof, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 12.16 Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Issuer, the Indenture Trustee, the Property Manager, the Special Servicer or the Issuer GP in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee, agent or Control Person of the Issuer, the Indenture Trustee, the Property Manager, the Special Servicer or the Issuer GP in its individual capacity, any holder of a beneficial interest in the Issuer or of any successor or assignee of the Issuer, the Indenture Trustee, the Property Manager, the Special Servicer or the Issuer GP in its individual capacity, except as any such Person may have expressly agreed (it being understood that none of the Indenture Trustee, the Property Manager, the Special Servicer, or the Issuer GP has any such obligations in its individual capacity).

Section 12.17 Inspection.

The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts relating to the Issuer with the officers of CNL Financial Services, Inc. on behalf of the Issuer and the Issuer’s employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 12.18 Method of Payment.

Except as otherwise provided in Section 2.11(b), all amounts payable or to be remitted pursuant to this Indenture shall be paid or remitted or caused to be paid or remitted in immediately available funds by wire transfer to an account specified in writing by the recipient thereof.

Section 12.19 Limitation on Liability of the Issuer.

Neither the Issuer nor any of the directors, officers, employees, agents or Control Persons of the Issuer, shall be under any liability to the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. The Issuer, and any director, officer, employee or agent of the Issuer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Issuer shall be under no obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and which in its opinion does not involve it in any expenses or liability; provided, however, that the Issuer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders and the Insurer hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

NET LEASE FUNDING 2005, LP, as Issuer

By:	NET LEASE FUNDING 2005, LLC,
its general partner

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Indenture Trustee

By:
Name:
Title:

MBIA INSURANCE CORPORATION,
as Insurer

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this      day of              2005, before me, the undersigned officer, personally appeared                                  and acknowledged himself to me to be the                                  of Net Lease Funding 2005, LLC, acting in its capacity as general partner of Net Lease Funding 2005, LP, and that as such officer, being duly authorized to do so pursuant to such entity’s by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by him as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

NOTARIAL SEAL

STATE OF	)
) ss.:
COUNTY OF	)

On this      day of              2005, before me, the undersigned officer, personally appeared                                 , and acknowledged himself to me to be a                                  of Wells Fargo Bank, N.A., and that as such officer, being duly authorized to do so pursuant to such entity’s by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by him as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

NOTARIAL SEAL

STATE OF	)
) ss.:
COUNTY OF	)

On this      day of              2005, before me, the undersigned officer, personally appeared                                 , and acknowledged himself to me to be a                                  of MBIA Insurance Corporation, and that as such officer, being duly authorized to do so pursuant to such entity’s by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by him as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

NOTARIAL SEAL1

[1]	Remove footnote in final draft.

EXHIBIT A-1

FORM OF RESTRICTED GLOBAL TRIPLE NET LEASE MORTGAGE NOTE

RESTRICTED GLOBAL NOTE

CLASS A-[1][2] NOTE

Note Rate: [ ]%	Note Principal Balance of the Class A-[1][2] Notes as of the Closing Date: $[ ]

Cut-off Date: March 1, 2005	Initial Note Principal Balance of this Class A-[1][2] Note: $[ ]

First Payment Date: March 28, 2005	Initial Aggregate Note Principal Balance as of the Closing Date: $275,000,000

Closing Date: March 4, 2005	CUSIP No.

Issuer: Net Lease Funding 2005, LP	ISIN No.

Indenture Trustee: Wells Fargo Bank, N.A.	Property Manager and Special Servicer: CNL Financial Services, LP

Note No.	Scheduled Final Payment Date: February 27, 2012

A-1-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR DISTRIBUTION, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &CO. HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACCEPTANCE OF SUCH INTEREST, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY INTEREST HEREIN EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND EXCEPT (A) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, PROVIDED THAT SUCH PURCHASER DELIVERS ALL DOCUMENTS AND CERTIFICATIONS AS THE INDENTURE TRUSTEE MAY REASONABLY REQUIRE; OR (B) OUTSIDE THE UNITED STATES IN “OFFSHORE TRANSACTIONS” TO NON-US PERSONS IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEFINITIVE NOTES, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

THE HOLDER HEREOF, BY ACCEPTING THIS NOTE, AND EACH BENEFICIAL OWNER BY PURCHASING OR OTHERWISE ACQUIRING A BENEFICIAL INTEREST IN THIS NOTE, EACH AGREES TO TREAT THIS NOTE AND SUCH BENEFICIAL INTEREST FOR PURPOSES OF UNITED STATES FEDERAL, STATE

A-1-2

AND LOCAL INCOME OR FRANCHISE TAXES AND ANY OTHER TAXES IMPOSED ON OR MEASURED BY INCOME, AS INDEBTEDNESS OF THE ISSUER AND TO REPORT THIS NOTE AND SUCH BENEFICIAL INTEREST ON ALL APPLICABLE TAX RETURNS IN A MANNER CONSISTENT WITH SUCH TREATMENT.

[CERTAIN PAYMENTS WITH RESPECT TO THIS CLASS A-2 NOTE WILL BE SUBORDINATE TO PAYMENTS WITH RESPECT TO THE CLASS A-1 NOTES AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE.]1

REDUCTIONS OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THE NOTES ARE NONRECOURSE OBLIGATIONS SOLELY OF THE ISSUER AND WILL BE PAYABLE ONLY FROM THE COLLATERAL AND THE PROCEEDS OF THE INSURANCE POLICY. THIS NOTE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON EXCEPT THAT THIS NOTE IS GUARANTEED BY MBIA INSURANCE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INSURANCE POLICY.

[1]	Include in Class A-2 Note only.

A-1-3

The Issuer, a Delaware limited partnership, for value received, hereby promises to pay to Cede & Co. or registered assigns, upon presentation and surrender of this Note (this “Note”), the principal sum of [                                ] United States dollars ($[                    ]) on the Scheduled Final Payment Date referred to above, together with interest hereon from time to time in the amounts and at the times specified in the Indenture referred to below.

This Note is one of a series of Triple Net Lease Mortgage Notes (collectively, the “Notes”) issued by the Issuer in two classes (each, a “Class”) pursuant to the Indenture, dated as of [            ], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, MBIA Insurance Corporation, as insurer (the “Insurer”), and the Indenture Trustee referred to above, on behalf of the registered holders of the Notes (the “Noteholders”) and the Insurer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, payments will be made on the Class of Notes to which this Note belongs, pro rata among the Notes of such Class based on their respective Note Principal Balance, on the 27th day of each month or, if any such day is not a business day, then on the next succeeding business day (each, a “Payment Date”), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided the Indenture Trustee with wiring instructions prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Noteholder as it appears in the Note Register as of the related Record Date. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

The Notes are limited in right of payment to certain distributions on the Mortgaged Properties and the Leases and the other Collateral, all as more specifically set forth herein and in the Indenture.

Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

A-1-4

The Class of Notes to which this Note belongs are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance, as requested by the Holder surrendering the same.

No transfer of this Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. No person is obligated to register or qualify any of the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification.

Each transferee of a Note will be deemed to have represented, warranted and agreed that either (i) such transferee is not a Plan, or a governmental or church plan subject to substantially similar law, and is not acquiring such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan, or a governmental or church plan subject to substantially similar law, or (ii) its acquisition and continued holding of such Note or interest therein will not constitute or otherwise result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (or, in the case of a governmental or church plan, any substantially similar law), because of the application of one or more statutory or administrative prohibited transaction exemptions or otherwise.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

The Issuer, the Indenture Trustee, the Note Registrar and any agent of any thereof may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

The Indenture, the Property Management Agreement, the Sale and Contribution Agreement and the Notes are subject to amendment, including by supplemental indenture, from time to time in accordance with the terms thereof, including in circumstances which do not require the consent of any or all Noteholders.

A-1-5

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, the Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Collateral (to the extent of its rights therein) and the Insurance Policy for payments hereunder.

The Indenture Trustee makes no representation as to the validity or sufficiency of this Note (other than as to its signature set forth hereon below).

This Note shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York, but otherwise without regard to conflict of laws principles).

A-1-6

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Net Lease Funding 2005, LLC, as the general partner of the Issuer.

Dated: [                    ]

NET LEASE FUNDING 2005, LP

By:	NET LEASE FUNDING 2005, LLC,
its general partner

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[1][2] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A.,
as Note Registrar

By:
Authorized Signatory

A-1-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within triple net lease mortgage Note and hereby authorize(s) the registration of transfer of such Note to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new triple net lease mortgage Note of a like Note Principal Balance and Class to the above named assignee and deliver such Note to the following address:

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
Dated:______________________________________________________________________________________________________________________________________________

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_______________
for the account of____________________________________________________________________________________________.
__________________________________________________________________________________________________________
Payments made by check (such check to be made payable to__________________________________________________________)
and all applicable statements and notices should be mailed to_________________________________________________________.

This information is provided by                                 , the Assignee named above, or                                 , as its agent.

A-1-8

EXHIBIT A-2

FORM OF REGULATION S GLOBAL TRIPLE NET LEASE MORTGAGE NOTE

[TEMPORARY] [PERMANENT] REGULATION S GLOBAL NOTE

CLASS A-[1][2] NOTE

Note Rate: [ ]%	Note Principal Balance of the Class A-[1][2] Notes as of the Closing Date: $[ ]

Cut-off Date: March 1, 2005	Initial Principal Balance of this Class A-[1][2] Note: $[ ]

First Payment Date: March 28, 2005	Initial Aggregate Note Principal Balance as of the Closing Date: $275,000,000

Closing Date: March 4, 2005	CUSIP No.

Issuer: Net Lease Funding 2005, LP	ISIN No.

Indenture Trustee: Wells Fargo Bank, N.A.	Property Manager and Special Servicer: CNL Financial Services, LP

Note No.	Scheduled Final Payment Date: February 27, 2012

A-2-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR DISTRIBUTION, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &CO. HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH PERSON WHO ACQUIRES A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACCEPTANCE OF SUCH INTEREST, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY INTEREST HEREIN EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND EXCEPT (A) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, PROVIDED THAT SUCH PURCHASER DELIVERS ALL DOCUMENTS AND CERTIFICATIONS AS THE INDENTURE TRUSTEE MAY REASONABLY REQUIRE; OR (B) OUTSIDE THE UNITED STATES IN “OFFSHORE TRANSACTIONS” TO NON-US PERSONS IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEFINITIVE NOTES, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT, WHICH IS EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.]

A-2-2

THE HOLDER HEREOF, BY ACCEPTING THIS NOTE, AND EACH BENEFICIAL OWNER BY PURCHASING OR OTHERWISE ACQUIRING A BENEFICIAL INTEREST IN THIS NOTE, EACH AGREES TO TREAT THIS NOTE AND SUCH BENEFICIAL INTEREST FOR PURPOSES OF UNITED STATES FEDERAL, STATE AND LOCAL INCOME OR FRANCHISE TAXES AND ANY OTHER TAXES IMPOSED ON OR MEASURED BY INCOME, AS INDEBTEDNESS OF THE ISSUER AND TO REPORT THIS NOTE AND SUCH BENEFICIAL INTEREST ON ALL APPLICABLE TAX RETURNS IN A MANNER CONSISTENT WITH SUCH TREATMENT.

[CERTAIN PAYMENTS WITH RESPECT TO THIS CLASS A-2 NOTE WILL BE SUBORDINATE TO PAYMENTS WITH RESPECT TO THE CLASS A-1 NOTES AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE.]1

REDUCTIONS OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THE NOTES ARE NONRECOURSE OBLIGATIONS SOLELY OF THE ISSUER AND WILL BE PAYABLE ONLY FROM THE COLLATERAL AND THE PROCEEDS OF THE INSURANCE POLICY. THIS NOTE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON EXCEPT THAT THIS NOTE IS GUARANTEED BY MBIA INSURANCE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INSURANCE POLICY.

[1]	Include in Class A-2 Note only.

A-2-3

The Issuer, a Delaware limited partnership, for value received, hereby promises to pay to Cede & Co. or registered assigns, upon presentation and surrender of this Note (this “Note”), the principal sum of [                                ] United States dollars ($[                    ]) on the Scheduled Final Payment Date referred to above, together with interest hereon from time to time in the amounts and at the times specified in the Indenture referred to below.

This Note is one of a series of Triple Net Lease Mortgage Notes (collectively, the “Notes”) issued by the Issuer in two classes (each, a “Class”) pursuant to the Indenture, dated as of [            ], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, MBIA Insurance Corporation, as insurer (the “Insurer”), and the Indenture Trustee referred to above, on behalf of the registered holders of the Notes (the “Noteholders”) and the Insurer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, payments will be made on the Class of Notes to which this Note belongs, pro rata among the Notes of such Class based on their respective Note Principal Balance, on the 27th day of each month or, if any such day is not a business day, then on the next succeeding business day (each, a “Payment Date”), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided the Indenture Trustee with wiring instructions prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Noteholder as it appears in the Note Register as of the related Record Date. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

The Notes are limited in right of payment to certain distributions on the Mortgaged Properties and the Leases and the other Collateral, all as more specifically set forth herein and in the Indenture.

Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

A-2-4

The Class of Notes to which this Note belongs are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance, as requested by the Holder surrendering the same.

No transfer of this Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. No person is obligated to register or qualify any of the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification.

Each transferee of a Note will be deemed to have represented, warranted and agreed that either (i) such transferee is not a Plan, or a governmental or church plan subject to substantially similar law, and is not acquiring such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan, or a governmental or church plan subject to substantially similar law, or (ii) its acquisition and continued holding of such Note or interest therein will not constitute or otherwise result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (or, in the case of a governmental or church plan, any substantially similar law), because of the application of one or more statutory or administrative prohibited transaction exemptions or otherwise.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

[After such time as the Restricted Period shall have terminated, and subject to the receipt by the Indenture Trustee of a certificate substantially in the form of Exhibit D-4 to the Indenture, beneficial interests in this Note may be exchanged for an equal aggregate principal amount of beneficial interest in the Permanent Regulation S Global Note. Upon any exchange of any beneficial interest in this Note for a beneficial interest in the Permanent Regulation S Global Note, (i) this Note shall be endorsed by the Indenture Trustee to reflect the reduction of the principal amount evidenced hereby, whereupon the principal amount of this Note shall be reduced for all purposes by the amount so exchanged and endorsed and (ii) the Permanent Regulation S Global Note shall be endorsed by the Indenture Trustee to reflect the increase of the principal amount evidenced thereby, whereupon the principal amount of the Permanent Regulation S Global Note shall be increased for all purposes by the amount so exchanged and endorsed.]

A-2-5

The Issuer, the Indenture Trustee, the Note Registrar and any agent of any thereof may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

The Indenture, the Property Management Agreement, the Sale and Contribution Agreement and the Notes are subject to amendment, including by supplemental indenture, from time to time in accordance with the terms thereof, including in circumstances which do not require the consent of any or all Noteholders.

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, the Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Collateral (to the extent of its rights therein) and the Insurance Policy for payments hereunder.

The Indenture Trustee makes no representation as to the validity or sufficiency of this Note (other than as to its signature set forth hereon below).

This Note shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York, but otherwise without regard to conflict of laws principles).

A-2-6

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Net Lease Funding 2005, LLC, as the general partner of the Issuer.

Dated: [                    ]

NET LEASE FUNDING 2005, LP

By:	NET LEASE FUNDING 2005, LLC,
its general partner

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[1][2] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A.,
as Note Registrar

By:
Authorized Signatory

A-2-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within triple net lease mortgage Note and hereby authorize(s) the registration of transfer of such Note to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new triple net lease mortgage Note of a like Note Principal Balance and Class to the above named assignee and deliver such Note to the following address:

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
Dated:______________________________________________________________________________________________________________________________________________

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_______________
for the account of____________________________________________________________________________________________.
__________________________________________________________________________________________________________
Payments made by check (such check to be made payable to__________________________________________________________)
and all applicable statements and notices should be mailed to_________________________________________________________.

This information is provided by                                 , the Assignee named above, or                                 , as its agent.

A-2-8

EXHIBIT A-3

FORM OF DEFINITIVE TRIPLE NET LEASE MORTGAGE NOTE

DEFINITIVE NOTE

CLASS A-[1][2] NOTE

Note Rate: [ ]%	Note Principal Balance of the Class A-[1][2] Notes as of the Closing Date: $[ ]

Cut-off Date: March 1, 2005	Initial Note Principal Balance of this Class A-[1][2] Note: $[ ]

First Payment Date: March 28, 2005	Initial Aggregate Note Principal Balance as of the Closing Date: $275,000,000

Closing Date: March 4, 2005	CUSIP No.

Issuer: Net Lease Funding 2005, LP	ISIN No.

Indenture Trustee: Wells Fargo Bank, N.A.	Property Manager and Special Servicer: CNL Financial Services, LP

Note No.	Scheduled Final Payment Date: February 27, 2012

A-3-1

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND EXCEPT (A) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, PROVIDED THAT SUCH PURCHASER DELIVERS ALL DOCUMENTS AND CERTIFICATIONS AS THE INDENTURE TRUSTEE MAY REASONABLY REQUIRE; OR (B) OUTSIDE THE UNITED STATES IN “OFFSHORE TRANSACTIONS” TO NON-US PERSONS IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER HEREOF, BY ACCEPTING THIS NOTE, AGREES TO TREAT THIS NOTE FOR PURPOSES OF UNITED STATES FEDERAL, STATE AND LOCAL INCOME OR FRANCHISE TAXES AND ANY OTHER TAXES IMPOSED ON OR MEASURED BY INCOME, AS INDEBTEDNESS OF THE ISSUER AND TO REPORT THIS NOTE ON ALL APPLICABLE TAX RETURNS IN A MANNER CONSISTENT WITH SUCH TREATMENT.

[CERTAIN PAYMENTS WITH RESPECT TO THIS CLASS A-2 NOTE WILL BE SUBORDINATE TO PAYMENTS WITH RESPECT TO THE CLASS A-1 NOTES AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE.]1

REDUCTIONS OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THE NOTES ARE NONRECOURSE OBLIGATIONS SOLELY OF THE ISSUER AND WILL BE PAYABLE ONLY FROM THE COLLATERAL AND THE PROCEEDS OF THE INSURANCE POLICY. THIS NOTE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON EXCEPT THAT THIS NOTE IS GUARANTEED BY MBIA INSURANCE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INSURANCE POLICY.

[1]	Include in Class A-2 Note only.

A-3-2

The Issuer, a Delaware limited partnership, for value received, hereby promises to pay to [                                ] or registered assigns, upon presentation and surrender of this Note (this “Note”), the principal sum of [                            ] United States dollars ($[            ]) on the Scheduled Final Payment Date referred to above, together with interest hereon from time to time in the amounts and at the times specified in the Indenture referred to below.

This Note is one of a series of Triple Net Lease Mortgage Notes (collectively, the “Notes”) issued by the Issuer in two classes (each, a “Class”) pursuant to the Indenture, dated as of [            ], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, MBIA Insurance Corporation, as insurer (the “Insurer”), and the Indenture Trustee referred to above, on behalf of the registered holders of the Notes (the “Noteholders”) and the Insurer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, payments will be made on the Class of Notes to which this Note belongs, pro rata among the Notes of such Class based on their respective Note Principal Balance, on the 27th day of each month or, if any such day is not a business day, then on the next succeeding business day (each, a “Payment Date”), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided the Indenture Trustee with wiring instructions prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Noteholder as it appears in the Note Register as of the related Record Date. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

The Notes are limited in right of payment to certain distributions on the Mortgaged Properties and the Leases and the other Collateral, all as more specifically set forth herein and in the Indenture.

Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

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The Class of Notes to which this Note belongs are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance, as requested by the Holder surrendering the same.

No transfer of this Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. No person is obligated to register or qualify any of the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification.

Each transferee of a Note will be deemed to have represented, warranted and agreed that either (i) such transferee is not a Plan, or a governmental or church plan subject to substantially similar law, and is not acquiring such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan, or a governmental or church plan subject to substantially similar law, or (ii) its acquisition and continued holding of such Note or interest therein will not constitute or otherwise result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (or, in the case of a governmental or church plan, any substantially similar law), because of the application of one or more statutory or administrative prohibited transaction exemptions or otherwise.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate Note Principal Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

The Issuer, the Indenture Trustee, the Note Registrar and any agent of any thereof may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

The Indenture, the Property Management Agreement, the Sale and Contribution Agreement and the Notes are subject to amendment, including by supplemental indenture, from time to time in accordance with the terms thereof, including in circumstances which do not require the consent of any or all Noteholders.

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Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, the Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Collateral (to the extent of its rights therein) and the Insurance Policy for payments hereunder.

The Indenture Trustee makes no representation as to the validity or sufficiency of this Note (other than as to its signature set forth hereon below).

This Note shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York, but otherwise without regard to conflict of laws principles).

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Net Lease Funding 2005, LLC, as the general partner of the Issuer.

Dated: [                    ]

NET LEASE FUNDING 2005, LP

By:	NET LEASE FUNDING 2005, LLC,
its general partner

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[1][2] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Note Registrar

By:
Authorized Signatory

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the within triple net lease mortgage Note and hereby authorize(s) the registration of transfer of such Note to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new triple net lease mortgage Note of a like Note Principal Balance and Class to the above named assignee and deliver such Note to the following address:

_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________________
Dated:______________________________________________________________________________________________________________________________________________

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_______________
for the account of____________________________________________________________________________________________.
__________________________________________________________________________________________________________
Payments made by check (such check to be made payable to__________________________________________________________)
and all applicable statements and notices should be mailed to_________________________________________________________.

This information is provided by                                 , the Assignee named above, or                                 , as its agent.

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EXHIBIT B

FORM OF TRUSTEE REPORT PROVIDED IN

THE INDENTURE TRUSTEE’S WEBSITE

B-1

EXHIBIT C-1

FORM OF TRANSFEROR CERTIFICATE

FOR TRANSFERS OF DEFINITIVE NOTES

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP, Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                      (the “Transferor”) to                      (the “Transferee”) of Class A-[1][2] Notes having an initial aggregate Note Principal Balance as of March 4, 2005 (the “Closing Date”) of $[            ] (the “Transferred Notes”). The Notes, including the Transferred Notes, were issued pursuant to the Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferor hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the Insurer, the Indenture Trustee and the Transferee, that:

1. The Transferor is the lawful owner of the Transferred Notes with the full right to transfer such Notes free from any and all claims and encumbrances whatsoever.

2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Note under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Note pursuant to the Securities Act or any state securities laws.

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[3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a Non-U.S. Person that is not acquiring the Transferred Notes for the account or benefit of any U.S. Person (as defined in Regulation S) and is acquiring the Transferred Notes in an offshore transaction.]

[3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act (a “Qualified Institutional Buyer”) purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee’s ownership and discretionary investments of securities (check one or more):

(a) The Transferee’s most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

(b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

(c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

(d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee’s most recent fiscal year, or, in the case of a Transferee that is a member of a “family of investment companies”, as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the “family of investment companies” as of a specific date on or since the close of the Transferee’s most recent fiscal year.

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4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

(a)	the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee’s “family of investment companies”, if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

(b)	the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

(c)	securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by [Rule 144A][Regulation S].

6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Notes and payments thereon, (b) the nature and performance of the Leases and the Mortgaged Properties, (c) the Indenture and the Collateral, and (d) any credit enhancement mechanism associated with the Transferred Notes, that the Transferee has requested.

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Very truly yours,

(Transferor)

By:
Name:
Title:

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EXHIBIT C-2

FORM OF TRANSFEREE CERTIFICATE

FOR TRANSFERS OF DEFINITIVE NOTES

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP, Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                      (the “Transferor”) to                      (the “Transferee”) of Class A-[1][2] Notes (the “Transferred Notes”) having an initial Note Principal Balance as of March 4, 2005 of $[            ]. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the Insurer, the Indenture Trustee and the Transferor, that:

1. The Transferee understands that (a) the Transferred Notes have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law, (b) none of the Issuer or the Indenture Trustee is required to so register or qualify the Transferred Notes, (c) the Transferred Notes may be resold only if registered and qualified pursuant to the provisions of the Securities Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Transferred Notes and (e) the Transferred Notes will bear a legend to the foregoing effect.

2. The Transferee is acquiring the Transferred Notes for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws.

3. The Transferee is (a) a Non-U.S. Person, is not acquiring the Notes or interests therein for the account or benefit of any U.S. Person (as that term is defined in Regulation S under the Securities Act) and is acquiring the Transferred Notes in an offshore transaction; or (b) a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the

C-2-1.

“Securities Act”), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Notes is being made in reliance on Rule 144A or pursuant to Regulation S under the Securities Act, as applicable. The Transferee is acquiring the Transferred Notes for its own account or for the account of a Qualified Institutional Buyer or another Non-U.S. Person in an offshore transaction, and understands that such Transferred Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. The Transferee is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Transferred Notes, such that it is capable of evaluating the merits and risks of investment in the Transferred Notes, and (b) able to bear the economic risks of such an investment.

4. The Transferee has reviewed and understands the restrictions on transfer of the Transferred Notes and acknowledges that such transfer restrictions may adversely affect the liquidity of the Transferred Notes.

5. The Transferee understands that each Noteholder, by virtue of its acceptance thereof, assents to, and agrees to be bound by, the terms, provisions and conditions of the Indenture, including those relating to the transfer restrictions.

6. The Transferee understands that the information contained in the Memorandum (as defined below) and all such additional information, as well as all information to be received by the Transferee as a Noteholder, is confidential and agrees to keep such information confidential (a) by not disclosing any such information other than to a person who needs to know such information and who has agreed to keep such information confidential and (b) by not using any such information other than for the purpose of evaluating an investment in the Transferred Notes; provided, however, that any such information may be disclosed as required by applicable law if the Issuer is given written notice of such requirement sufficient to enable the Issuer to seek a protective order or other appropriate remedy in advance of disclosure.

7. The Transferee has been furnished with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum dated March 1, 2005, relating to the Transferred Notes (the “Memorandum”), (b) a copy of the Indenture and the Transferred Notes and (c) such other information concerning the Transferred Notes and payments thereon, the Mortgaged Properties and Leases and the other Collateral, the Issuer and the Insurer and the Insurance Policy as has been requested by the Transferee from the Issuer or the Transferor and is relevant to the Transferee’s decision to purchase the Transferred Notes. The Transferee has had any questions arising from such review answered by the Issuer or the Transferor to the satisfaction of the Transferee.

8. The Transferee has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Transferred Note, any interest in any Transferred Note or any other similar security from any person in any manner, (b) otherwise approach or negotiate with respect to any Transferred Note, any interest in

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any Transferred Note or any other similar security with any person in any manner, (c) make any general solicitation by means of general advertising or in any other manner or (d) take any action, that (as to any of (a) through (d) above) would constitute a distribution of any Transferred Note under the Securities Act, that would render the disposition of any Transferred Note a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Transferred Notes, except to a person reasonably believed to be (x) a Non-U.S. Person that is not acquiring the Transferred Notes for the account or benefit of any U.S. Person (as defined in Regulation S) and is acquiring the Transferred Notes or interests therein in an offshore transaction, or (y) a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or otherwise in accordance with the terms and provisions of the Indenture.

9. The Transferee is duly authorized to purchase the Transferred Notes acquired thereby, and its purchase of investments having the characteristics of the Notes acquired thereby is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments applicable to the investor.

10. If the Transferee is acquiring any Transferred Notes or interests therein as a fiduciary or agent for one or more accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, warranties and agreements with respect to each such account.

Very truly yours,

(Transferee)

By:
Name:
Title:

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ANNEX 1 TO EXHIBIT C-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor (the “Transferor”)] and [name of Note Registrar], as Note Registrar, with respect to the Notes being transferred (the “Transferred Notes”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the “Transferee”).

2. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because (i) the Transferee owned and/or invested on a discretionary basis $             1 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking, and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign

[1]	Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

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savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)_______________________________

_______________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost

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of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___	___	Will the Transferee be purchasing the Transferred Notes
Yes	No	only for the Transferee’s own account?

6. If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Transferred Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee

By:
Name:
Title:
Date:

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ANNEX 2 TO EXHIBIT C-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor (the “Transferor”)] and [name of Note Registrar], as Note Registrar, with respect to the Notes being transferred (the “Transferred Notes”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2. The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

—	The Transferee owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

—	The Transferee is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

C-2-7

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

__	__	Will the Transferee be purchasing the Transferred Notes
Yes	No	only for the Transferee’s own account?

6. If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Transferred Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Adviser

By:
Name:
Title:

IF AN ADVISER:

Print Name of Transferee
Date:

C-2-8

EXHIBIT D-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS FROM

REGULATION S GLOBAL NOTE TO RESTRICTED GLOBAL NOTE

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [        ] (the “Transferor”) to [        ] (the “Transferee”) of [beneficial interests in] Class A-[1][2] Notes evidenced by Regulation S Global Notes (the “Transferred Notes”) having an initial Note Principal Balance as of March 4, 2005 of $[            ] evidencing a [    ]% Percentage Interest in such Class. The Transferor has requested a transfer of such Transferred Note for a [beneficial interest in a] Restricted Global Note evidencing Notes of the same Class, in a like principal balance to be registered in the name of the Transferee. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of March [3], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

1. The Transferee is a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, and has completed one of the forms of certification to that effect attached hereto as Annex A and Annex B. The Transferee is aware that the sale to it of the Transferred Notes is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Notes for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

D–1–1

2. The Transferee has been furnished with all information regarding (a) the Transferred Notes and distributions thereon, (b) the nature, performance and servicing of the Leases and the Mortgaged Properties, (c) the Indenture and the Collateral and (d) any credit enhancement mechanism associated with the Transferred Notes, that it has requested.

Very truly yours,

(Transferee)

By:
Name:
Title:

D–1–2

ANNEX A TO EXHIBIT D-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [name of Note Registrar], as Note Registrar, with respect to the Notes being transferred (the “Transferred Notes”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the “Transferee”).

2. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $                     1 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

—	Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

—	Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

—	Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution that is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is

[1]	Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

D–1–3

attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

—	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

—	Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

—	State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

—	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

—	Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

—	Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex B rather than this Annex A.)

_______________________________

_______________________________

_______________________________

_______________________________

______________________

3. The term securities as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

D–1–4

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___	___	Will the Transferee be purchasing the Transferred Notes
Yes	No	only for the Transferee’s own account?

6. If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Transferred Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee

By:
Name:
Title:

Date:

D–1–5

ANNEX B TO EXHIBIT D-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor (the “Transferor”) and Wells Fargo Bank, N.A., as Note Registrar, with respect to the Notes being transferred (the “Transferred Notes”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2. The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

—	The Transferee owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

—	The Transferee is part of a Family of Investment Companies that owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

D–1–6

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

____	____	Will the Transferee be purchasing the Transferred Notes
Yes	No	only for the Transferee’s own account?

6. If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Transferred Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Advisor

By:
Name:
Title:

IF AN ADVISER:

Print Name of Transferee

Date:

D–1–7

EXHIBIT D-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM RESTRICTED GLOBAL NOTE

TO REGULATION S GLOBAL NOTE

DURING THE RESTRICTED PERIOD

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [            ] (the “Transferor”) to [            ] (the “Transferee”) of [beneficial interests in] Class A-[1][2] Notes evidenced by Restricted Global Notes (the “Transferred Notes”) having an initial Note Principal Balance as of March 4, 2005 of $[                ] evidencing a [    ]% Percentage Interest in such Class. The Transferor has requested a transfer of such Transferred Note for a [beneficial interest in a] Temporary Regulation S Global Note, evidencing Notes of the same Class, in a like principal balance to be registered in the name of the Transferee. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

In connection with such request and in respect of such Notes, the Transferee does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Rule 904 of Regulation S, and accordingly the Transferee does hereby certify, represent and warrant to you, as Note Registrar, and for the benefit of the Issuer and the Indenture Trustee that:

1. The Transferee is not a U.S. person (as defined in Regulation S) or holding the Notes for the account or benefit of any U.S. person.

2. The offer of the Notes was not made to a person in the United States.

D–2–1

[3. At the time the buy order was originated, the Transferee was outside the United States.]1

[3. The transaction was executed in, on or through the facilities of a designated offshore securities market and the transaction was not prearranged with a buyer in the United States.]

Very truly yours,

(Transferee)

By:
Name:
Title:

[1]	Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

D–2–2

EXHIBIT D-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM RESTRICTED GLOBAL NOTE TO REGULATION S

GLOBAL NOTE AFTER THE RESTRICTED PERIOD

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [            ] (the “Transferor”) to [            ] (the “Transferee”) of [beneficial interests in] Class A-[1][2] Notes evidenced by Restricted Global Notes (the “Transferred Notes”) having an initial Note Principal Balance as of March 4, 2005 of $[            ] evidencing a [    ]% Percentage Interest in such Class. The Transferor has requested a transfer of such Transferred Note for a [beneficial interest in a] Permanent Regulation S Global Note, evidencing Notes of the same Class, in a like principal balance to be registered in the name of the Transferee. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

In connection with such request and in respect of such Notes, the transferee does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Rule 904 of Regulation S, and accordingly the Transferee does hereby certify, represent and warrant to you, as Note Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

1. The offer of the Notes was not made to a person in the United States.

D–3–1

[2. At the time the buy order as originated, the Transferee was outside the United States.]1.

[2. The transaction was executed in, on or through the facilities of a designated offshore securities market and the transaction was not prearranged with a buyer in the United States.]

Very truly yours,

(Transferee)

By:
Name:
Title:

[1]	Insert one of these two provisions, which comes from the definition of “offshore transaction” in Regulation S.

D–3–2

EXHIBIT D-4

FORM OF REGULATION S LETTER FOR EXCHANGE OF INTERESTS IN THE

TEMPORARY REGULATION S GLOBAL NOTE FOR INTERESTS IN THE

PERMANENT REGULATION S GLOBAL NOTE

[Date]

Wells Fargo Bank, N.A.

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

Re:	Net Lease Funding 2005, LP Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the exchange by [            ] (the “Transferor”) to [            ] (the “Transferee”) of $[            ] principal amount of beneficial interests in the Temporary Regulation S Global Note evidencing Class A-[1][2] Notes for a like amount of beneficial interests in the Permanent Regulation S Global Note evidencing Notes of the same Class. The Notes, including the Transferred Notes, were issued pursuant to an Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

In connection with such request, we hereby certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons entitled to a portion of the principal amount set forth above (our “Member Organizations”) substantially to the effect that the beneficial interests in the Temporary Regulation S Global Note are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased their beneficial interests in transactions that did not require registration under the United States Securities Act of 1933.

We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

D-4-1

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party to such proceedings.

Yours faithfully,

[EUROCLEAR BANK, S.A./N.A., as operator of the Euroclear Clearance Systems S.C., a Belgian cooperative corporation]

or

[CLEARSTREAM BANKING, S.A.]

By:

Name:
Title:

D-4-2

EXHIBIT E-1

SCHEDULE OF EXCEPTIONS TO LEASE FILE DELIVERY

Collateral ID	Property Name	Investor ID	AlternateLoanID	Loan Amount	DocType	Exception	Exception Description
1962005LP	Burger King #4098	USRP	1892	0.00	LEAS	01	MISSING
2032005LP	Wendy’s #4062	USRP	2879	0.00	LEAS	01	MISSING
2052005LP	Burger King #4318	USRP	3084	0.00	LEAS	04	PAGES ARE MISSING FROM DOCUMENT
3282005LP	Shell Oil #4709	USRP	90015A	0.00	LEAS	04	PAGES ARE MISSING FROM DOCUMENT

E-1-1

EXHIBIT E-2

FORM OF FINAL CERTIFICATION OF INDENTURE TRUSTEE

[Date]

MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

CNL APF Partners, LP

450 South Orange Avenue

Orlando, Florida 32801

CNL Financial Services, LP

450 South Orange Avenue

Orlando, Florida 32801

Net Lease Funding 2005, LP

c/o Net Lease Funding 2005, LLC

450 South Orange Avenue

Orlando, Florida 32801

Re:	Net Lease Funding 2005, LP, Triple Net Lease
Mortgage Notes, Series 2005 (the “Notes”)

Ladies and Gentlemen:

In accordance with the provisions of Section 2.03 of the Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between Net Lease Funding 2005, LP, as issuer, MBIA Insurance Corporation, as insurer, and Wells Fargo Bank, N.A., as indenture trustee, the undersigned, as Indenture Trustee, hereby certifies that, as to each Lease listed on the Mortgaged Property Schedule (other than any Lease and the related Mortgaged Property as to which a Liquidation Event has occurred or any Lease or Mortgaged Property specifically identified in any exception report annexed thereto as not being covered by such certification) (i) all documents specified in the definition of “Lease File” in the Property Management Agreement are in its possession, (ii) all such documents received by it with respect to such Lease and the related Mortgaged Property have been reviewed by it, appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the related Originator or CNL and the Tenant) and appear to relate to such Lease or the related Mortgaged Property, and (iii) based on the examinations referred to in Section 2.03(a) and Section 2.03(b) of the Indenture, the information set forth in such Mortgaged Property Schedule with respect to the items specified in clause (i) (except for zip code and only to the extent contained within the Lease) of the definition of “Mortgaged Property Schedule” in the Property Management Agreement accurately reflects the information set forth in the Lease File.

E-2-1

The Indenture Trustee shall not be under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgaged Properties and Leases delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

Capitalized terms used herein without definition have the meanings ascribed to them in the Indenture.

Wells Fargo Bank, N.A.,
as Indenture Trustee

By:
Name:
Title:

E-2-2

EXHIBIT F-1

FORM OF CERTIFICATE WITH RESPECT TO INFORMATION

REQUEST BY BENEFICIAL OWNER

[Date]

Wells Fargo Bank, N.A.

7485 New Horizon Way

Frederick, Maryland 21703

Attention: Corporate Trust Services (CMBS), Net Lease Funding 2005, LP

Facsimile number: 301-815-6125

Net Lease Funding 2005, LP

450 South Orange Avenue

Orlando, Florida 32801

Attention: Treasurer

Facsimile number: 407-540-2103

In accordance with Section 6.03 of the Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”), with respect to the Net Lease Funding 2005, LP, Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”), the undersigned hereby certifies and agrees as follows:

1. The undersigned is a beneficial owner of Class A-[1][2] Notes.

2. The undersigned is requesting access to certain non-public information contained on the Indenture Trustee’s website relating to the Notes or such other information identified on the schedule attached hereto pursuant to Section 6.03 of the Indenture (in each case, the “Information”) for use in evaluating its investment in the Class A-[1][2] Notes.

3 In consideration of the Indenture Trustee’s disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the evaluation described in paragraph 2 and from its accountants, attorneys and any governmental agency or authority which regulates the undersigned), and such Information will not, without the prior written consent of the Indenture Trustee, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

F-1-1

4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer, the Indenture Trustee and the Collateral for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6. The undersigned [is] [is not] a chain restaurant company.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

[BENEFICIAL OWNER OF A NOTE]

By:
Name:
Title:

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EXHIBIT F-2

FORM OF CERTIFICATE WITH RESPECT TO INFORMATION

REQUEST BY PROSPECTIVE PURCHASER

[Date]

Wells Fargo Bank, N.A.

7485 New Horizon Way

Frederick, Maryland 21703

Attention: Corporate Trust Services (CMBS), Net Lease Funding 2005, LP

Facsimile number: 301-815-6125

Net Lease Funding 2005, LP

450 South Orange Avenue

Orlando, Florida 32801

Attention: Treasurer

Facsimile number: 407-540-2103

In accordance with Section 6.03 of the Indenture, dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Net Lease Funding 2005, LP, as issuer (the “Issuer”), MBIA Insurance Corporation, as insurer (the “Insurer”), and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”), with respect to the Net Lease Funding 2005, LP, Triple Net Lease Mortgage Notes, Series 2005 (the “Notes”), the undersigned hereby certifies and agrees as follows:

1. The undersigned is contemplating an investment in the Class A-[1][2] Notes.

2. The undersigned is requesting access to certain non-public information contained on the Indenture Trustee’s website relating to the Notes or such other information identified on the schedule attached hereto pursuant to Section 6.03 of the Indenture (in each case, the “Information”) solely for use in evaluating such possible investment.

3. In consideration of the Indenture Trustee’s disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2 and from its accountants, attorneys and any governmental agency or authority which regulates the undersigned), and such Information will not, without the prior written consent of the Indenture Trustee, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

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5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer, the Transferor, the Indenture Trustee and the Collateral for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6. The undersigned [is] [is not] a chain restaurant company.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

[PROSPECTIVE PURCHASER]

By:
Name:
Title:

The undersigned is a beneficial owner of Class      Notes contemplating a transfer of all or a portion of such Notes to the prospective purchaser named above.

[PROSPECTIVE TRANSFEROR]

By:
Name:
Title:

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